[Background graphic omitted]

                                                                   Annual Report
        November 30, 2002


        ABERDEEN

        Phoenix-Aberdeen International Fund

        ------------------------------------
        [Duff&Phelps Logo Omitted]
        ------------------------------------

        Phoenix-Duff & Phelps Real Estate Securities Fund

        [Goodwin Logo Omitted]

        Phoenix-Goodwin Emerging Markets Bond Fund
        Phoenix-Goodwin Tax-Exempt Bond Fund

        [Seneca Logo Omitted]

        Phoenix-Seneca Tax Sensitive Growth Fund

        [Logo Omitted] PHOENIX
                       INVESTMENT PARTNERS, LTD.

        A MEMBER OF THE PHOENIX COMPANIES, INC.

MESSAGE FROM THE PRESIDENT

Dear Shareholder:

[Photo of Philip R. McLoughlin omitted]

      We are pleased to provide this annual report for Phoenix-Aberdeen International Fund, Phoenix-Duff & Phelps Real Estate Securities Fund, Phoenix-Goodwin Emerging Markets Bond Fund, Phoenix-Goodwin Tax-Exempt Bond Fund, and Phoenix-Seneca Tax Sensitive Growth Fund for the 12 months ended November 30, 2002. On the following pages, the funds' portfolio managers review the events of the last year that affected performance and provide an overview of their investment strategy. We believe you will find their comments informative.

      The need for diversification has never been more obvious than it is now. Phoenix Investment Partners has always encouraged investors to use a variety of styles and strategies to mitigate the pain associated with volatile markets. A diversified portfolio can help to offer protection by spreading investment risk across a broad spectrum of investment styles and asset classes. Less overlap or redundancy in a portfolio should translate into lower volatility and greater opportunity to participate in whatever style or asset class is currently in favor. Of course, diversification itself does not guarantee against a loss, and there can be no guarantee that a diversified portfolio will outperform a non-diversified portfolio.

      We recognize that it is important for investors to succeed in reaching their personal financial goals within the context of their risk tolerance and investment horizon. Your financial advisor can show you the benefits of asset allocation to help you shape an investment plan to meet your needs. Investors' biggest challenge is adopting an investing discipline and committing to it. As always, your financial advisor can provide the insight and wisdom to help keep you on track to meet your financial goals.

      If you have any questions, please contact your financial advisor or a Mutual Fund Services representative at 1-800-243-1574, option 4. To obtain current mutual fund prices and performance information or access your account online, go to PhoenixInvestments.com.

Sincerely,

/s/Philip R. McLoughlin

Philip R. McLoughlin

NOVEMBER 30, 2002



--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------
                                                                               1

TABLE OF CONTENTS

Phoenix-Aberdeen International Fund.........................................   3

Phoenix-Duff & Phelps Real Estate Securities Fund...........................  13

Phoenix-Goodwin Emerging Markets Bond Fund..................................  21

Phoenix-Goodwin Tax-Exempt Bond Fund........................................  31

Phoenix-Seneca Tax Sensitive Growth Fund....................................  40

Notes to Financial Statements...............................................  48

PHOENIX-ABERDEEN INTERNATIONAL FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund is appropriate for investors seeking high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.

Q: HOW DID THE FUND PERFORM DURING THIS VERY DIFFICULT MARKET ENVIRONMENT?

A: For the year ended November 30, 2002, Class A shares were down 10.23%, Class B shares returned a negative 10.81% and Class C shares fell 10.99%, compared with a negative return of 12.21% for the fund's benchmark, the MSCI EAFE Index.1 The average return for a peer universe of international funds was negative 12.35%, according to Lipper, Inc. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not a guarantee of future results.

Q: WHAT FACTORS HAVE MOST AFFECTED INTERNATIONAL MARKETS?

A: International equity markets again performed poorly during the year under review, with all the major markets registering double digit percentage declines. One bright spot, however, has been the fall in the value of the U.S. dollar, which has reduced the impact of declines in international investments for U.S. investors. After a relatively optimistic start to the year under review, markets worldwide succumbed to a combination of accounting scandals, falling corporate profits, global economic weakness and an increasingly worrisome geo-political situation. After a summer of steady declines, international markets hit their lowest levels in several years in early October. However, better than expected third quarter earnings and a 50 basis point cut by the Federal Reserve resulted in a market rally that ran through to the end of November.

Q: WHAT CHANGES HAVE BEEN MADE TO THE PORTFOLIO'S ASSET ALLOCATION?

A: During the period under review, the main changes have been a reduction in the weighting in Continental Europe and an increase in the weighting in the Far East where we continue to see more value. Indeed it has been in the Far East where we have seen positive returns made by our investments highlighted by Samsung of Korea and QBE Insurance of Australia.

Q: WHAT IS YOUR CURRENT OUTLOOK FOR THE INTERNATIONAL MARKETS?

A: In the event that a double dip does not occur, then equity markets appear both absolutely and relatively cheap. Emerging/Asian equity markets are relatively attractive compared to developed markets in the event that global growth stabilizes. The greatest concern looking forward is over European growth forecasts with momentum expected to remain soft over the next few months. Core Europe remains under greatest pressure with Germanyshiftingcloser to recession. At a global level, economic recovery



1 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX MEASURES FOREIGN STOCK TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED, DOES NOT REFLECT MANAGEMENT FEES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

continues but default/bankruptcy rates remain high. This prevents the upturn developing to above potential growth. While we don't believe that a renewed global recession is probable, the risks remain. Of particular concern are the unknown risks flowing from possible Iraqi military action sometime in 2003. On the positive side, policy is becoming increasingly accommodative on both the monetary and fiscal side.

      Earnings momentum is under pressure in line with slower global growth and trade. The deterioration in earnings expectation momentum has been most notable in Europe and most recently in the UK. Earnings expectation momentum in Asia has been positive still, although this could slow with a lag to slowing export momentum.

      Finally we expect a further weakening of the U.S. dollar towards the Euro, which would prove beneficial to U.S. investors.

                                                               DECEMBER 14, 2002

Phoenix-Aberdeen International Fund

------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)                                                                             PERIOD ENDING 11/30/02
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  INCEPTION          INCEPTION
                                                    1 YEAR       5 YEARS         10 YEARS        TO 11/30/02            DATE
                                                  ----------   -----------     ------------      -----------        ------------
        Class A Shares at NAV(2)                    (10.23)%      (1.93)%          5.54%               --                   --
        Class A Shares at POP(3)                    (15.39)       (3.08)           4.92                --                   --

        Class B Shares at NAV(2)                    (10.81)       (2.64)             --              1.45%             7/15/94
        Class B Shares with CDSC(4)                 (14.38)       (2.64)             --              1.45              7/15/94

        Class C Shares at NAV(2)                    (10.99)          --              --            (10.17)             3/30/99
        Class C Shares with CDSC(4)                 (10.99)          --              --            (10.17)             3/30/99

        MSCI EAFE Index(8)                          (12.21)       (1.77)           4.71            Note 5               Note 5

        S&P 500 Index(9)                            (16.52)        0.99           10.18            Note 6               Note 6

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

5 Index performance is 1.01% for Class B (since 6/30/94) and (7.80)% for Class C
  (since 3/31/99), respectively.

6 Index  performance is 10.97% for Class B (since 7/15/94) and (7.06)% for Class
  C (since 3/31/99), respectively.

7 This chart illustrates POP returns on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges.

8 The MSCI EAFE Index is an unmanaged, commonly used measure of foreign stock market performance. The index's performance does not reflect sales charges.

9 The S&P500 Index is an unmanaged, commonly used measure of stock market total return performance. The index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 11/30
--------------------------------------------------------------------------------

[GRAPH OMITTED] PLOT POINTS ARE AS FOLLOWS:

            PHOENIX-ABERDEEN
              INTERNATIONAL
              FUND CLASS A(7)    MSCI EAFE(8)       S&P 500 INDEX(9)
92              $ 9,425            $10,000              $10,000
93               11,739             12,464               11,008
94               13,285             14,351               11,127
95               13,832             15,485               15,245
96               16,464             17,357               19,516
97               17,815             17,335               25,097
98               22,477             20,243               31,055
99               26,796             24,581               37,584
00               23,591             22,256               35,982
01               18,006             18,056               31,580
02               16,165             15,852               26,363

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/30/92 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

-------------------------------------
 COUNTRY WEIGHTINGS       11/30/02
-------------------------------------

As a percentage of equity holdings

[Pie Chart Omitted] Percentages are as follows:

United Kingdom               23%
Japan                        21
France                       10
Switzerland                   8
Italy                         6
Sweden                        5
Hong Kong                     5
Other                        22

Phoenix-Aberdeen International Fund


--------------------------------------------------------------------------------
 TEN LARGEST HOLDINGS AT NOVEMBER 30, 2002 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
 1. BP PLC                                         3.2%
    INTEGRATED OIL PRODUCER

 2. QBE INSURANCE GROUP LTD.                       2.7%
    INTERNATIONAL INSURANCE AND REINSURANCE GROUP

 3. GLAXOSMITHKLINE PLC                            2.7%
    PHARMACEUTICAL DEVELOPER AND MANUFACTURER

 4. ENI SPS                                        2.5%
    INTEGRATED OIL COMPANY

 5. SAMSUNG ELECTRONICS CO. LTD. PFD.              2.4%
    LEADING PRODUCER OF SEMI-CONDUCTORS,
    TFT-LCD, HEADPHONES AND CONSUMER ELECTRONICS

 6. SWISS RE REGISTERED SHARES                     2.3%
    PROPERTY AND CASUALTY INSURANCE PROVIDER

 7. HSBC HOLDINGS PLC                              2.1%
    INTERNATIONAL BANK

 8. SHELL TRANSPORT & TRADING CO. PLC              2.1%
    ONE OF WORLD'S LEADING OIL AND GAS COMPANIES

 9. NESTLE SA REGISTERED SHARES                    2.0%
    DIVERSIFIED FOOD PROCESSOR

10. TELECOM ITALIA SPA                             1.9%
    LEADING TELECOMMUNICATIONS PROVIDER IN ITALY

--------------------------------------------------------------------------------

                        INVESTMENTS AT NOVEMBER 30, 2002



                                                               SHARES          VALUE
                                                              --------      -----------
FOREIGN COMMON STOCKS--96.9%

AUSTRALIA--2.7%
QBE Insurance Group Ltd. (Property & Casualty Insurance)       377,000      $ 1,693,155

BRAZIL--1.1%
Companhia Paranaense de Energia-Copel ADR
(Electric Utilities) ....................................       65,000          138,450
Companhia Vale do Rio Doce ADR (Diversified Metals
& Mining) ...............................................       10,000          269,800
Unibanco-Uniao de Bancos Brasileiros SA (Banks) .........       30,000          262,200
                                                                            -----------
                                                                                670,450
                                                                            -----------

DENMARK--0.9%
Danske Bank A/S (Banks) .................................       35,000          586,060

FINLAND--2.6%
Nokia Oyj (Telecommunications Equipment) ................       53,300        1,028,609
Stora Enso Oyj (Paper Products) .........................       46,820          572,873
                                                                            -----------
                                                                              1,601,482
                                                                            -----------

FRANCE--10.3%
Aventis SA (Pharmaceuticals) ............................       17,780          989,586
Havas SA (Advertising) ..................................      100,190          536,202
L'Oreal SA (Household Products) .........................       16,800        1,199,093
Sanofi-Synthelabo SA (Pharmaceuticals) ..................       15,500          915,882
Schneider Electric SA (Electrical Components &
Equipment) ..............................................       14,270          693,442
Total Fina Elf SA (Oil & Gas Refining, Marketing &
Transportation) .........................................        7,605        1,022,060
Valeo SA (Auto Parts & Equipment) .......................       30,030          982,817
                                                                            -----------
                                                                              6,339,082
                                                                            -----------

GERMANY--3.3%
BASF AG (Diversified Chemicals) .........................       12,700          496,498
Bayerische Motoren Werke AG (Automobile Manufacturers) ..       18,390          625,647


                                                                SHARES          VALUE
                                                               --------     -----------

GERMANY--CONTINUED
Metro AG (Department Stores) ............................       36,600      $   895,285
                                                                            -----------
                                                                              2,017,430
                                                                            -----------

HONG KONG--4.5%
China Mobile (Hong Kong) Ltd. (Wireless
Telecommunication Services)(b) ..........................      280,800          743,529
Giordano International Ltd. (Apparel Retail) ............    2,599,000        1,149,757
Swire Pacific Ltd. Class B (Multi-Sector Holdings) ......    1,307,500          880,200
                                                                            -----------
                                                                              2,773,486
                                                                            -----------

ITALY--5.8%
ENI SpA (Integrated Oil & Gas) ..........................      104,568        1,520,785
Telecom Italia Mobile SpA (Wireless
Telecommunication Services) .............................      166,000          857,032
Telecom Italia SpA (Integrated Telecommunication
Services ................................................      147,000        1,202,017
                                                                            -----------
                                                                              3,579,834
                                                                            -----------

JAPAN--20.4%
Fuji Photo Film Co. Ltd. (Leisure Products) .............       27,000          877,117
Fujikura Ltd. (Electrical Components & Equipment) .......      307,000          806,872
Honda Motor Co. Ltd. (Automobile Manufacturers) .........       20,900          788,132
Kao Corp. (Household Products) ..........................       42,000          901,604
Mabuchi Motor Co. Ltd. (Electrical Components &
Equipment) ..............................................       11,200        1,042,158
NTT DoCoMo, Inc. (Wireless Telecommunication
Services) ...............................................          490          991,878
Olympus Optical Co. Ltd. (Health Care Equipment) ........       71,000        1,164,837
Orix Corp. (Consumer Finance) ...........................       13,500          904,665
Rohm Co. Ltd. (Semiconductors) ..........................        7,700        1,077,239
Shin-Etsu Chemical Co. Ltd. (Specialty Chemicals) .......       28,000          996,449
Takeda Chemical Industries Ltd. (Pharmaceuticals) .......       27,000        1,134,963
Terumo Corp. (Health Care Equipment) ....................       67,000          897,416
Uni-Charm Corp. (Household Products) ....................       28,000        1,019,303
                                                                            -----------
                                                                             12,602,633
                                                                            -----------

6                       See Notes to Financial Statements




Phoenix-Aberdeen International Fund




                                                                SHARES          VALUE
                                                               --------     -----------
LUXEMBOURG--1.4%
Arcelor (Steel)(b) ......................................       66,873      $   878,105

NETHERLANDS--4.0%
IHC Caland NV (Oil & Gas Equipment & Services) ..........       16,412          791,817
ING Groep NV (Diversified Financial Services) ...........       27,220          518,535
TPG NV (Air Freight & Couriers) .........................       64,000        1,170,802
                                                                            -----------
                                                                              2,481,154
                                                                            -----------

SINGAPORE--1.8%
Oversea-Chinese Banking Corp. Ltd. (Banks) ..............      200,000        1,132,298

SOUTH KOREA--1.9%
Kookmin Bank ADR (Banks) ................................       29,800        1,150,280

SWEDEN--5.4%
Assa Abloy AB Class B (Industrial Machinery) ............       76,170        1,016,681
Nordea AB (Banks) .......................................       96,000          469,127
Svenska Handelsbanken AB Class A (Banks) ................       80,000        1,120,751
Volvo AB Class B (Construction, Farm Machinery &
Heavy Trucks) ...........................................       39,800          750,749
                                                                            -----------
                                                                              3,357,308
                                                                            -----------

SWITZERLAND--8.3%
Credit Suisse Group (Banks)(b) ..........................       32,318          760,341
Nestle SA Registered Shares (Packaged Foods &
Meats) ..................................................        6,150        1,243,756
Swiss Re Registered Shares (Property & Casualty
Insurance) ..............................................       19,200        1,436,690
Swisscom AG (Integrated Telecommunication
Services) ...............................................        2,500          727,210
UBS AG Registered Shares (Diversified Financial
Services)(b) ............................................       11,300          569,414
Zurich Financial Services AG (Multi-line Insurance) .....        3,400          366,150
                                                                            -----------
                                                                              5,103,561
                                                                            -----------

UNITED KINGDOM--22.5%
3i Group plc (Diversified Financial Services) ...........       30,000          277,747
AstraZeneca plc (Pharmaceuticals) .......................       27,400        1,042,843
BOC Group plc (Specialty Chemicals) .....................       40,000          557,051
BP plc (Integrated Oil & Gas) ...........................      301,600        1,963,988
BT Group plc (Integrated Telecommunication
Services) ...............................................      290,100          947,936
Carlton Communications plc (Movies &
Entertainment) ..........................................      120,000          318,359
GlaxoSmithKline plc (Pharmaceuticals) ...................       90,000        1,684,690


                                                                SHARES          VALUE
                                                               --------     -----------
UNITED KINGDOM--CONTINUED
HSBC Holdings plc (Banks) ...............................      110,000      $ 1,305,102
Imperial Chemical Industries plc (Diversified
Chemicals) ..............................................      104,000          404,967
Lloyds TSB Group plc (Diversified Financial Services) ...      130,000        1,097,375
mm02 plc (Wireless Telecommunication Services)(b) .......      170,000          134,906
Prudential plc (Life & Health Insurance) ................      103,500          862,406
Sainsbury (J) plc (Food Retail) .........................      149,000          685,103
Shell Transport & Trading Co. plc (Integrated Oil &
Gas) ....................................................      196,000        1,271,757
Vodafone Group plc (Wireless Telecommunication
Services) ...............................................      528,500        1,003,268
Whitbread plc (Restaurants) .............................       41,500          366,137
                                                                            -----------
                                                                             13,923,635
                                                                            -----------

---------------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $70,884,068)                                                59,889,953
---------------------------------------------------------------------------------------


FOREIGN PREFERRED STOCKS--2.4%

SOUTH KOREA--2.4%
Samsung Electronics Co. Ltd. Pfd. (Semiconductors) ......        9,800        1,508,004
---------------------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $567,497)                                                    1,508,004
---------------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.3%
(IDENTIFIED COST $71,451,565)                                                61,397,957
---------------------------------------------------------------------------------------

                                                STANDARD
                                                & POOR'S         PAR
                                                 RATING         VALUE
                                               (Unaudited)      (000)

SHORT-TERM OBLIGATIONS--0.8%

COMMERCIAL PAPER--0.8%
UBS Finance (DE) LLC 1.34%, 12/2/02............    A-1+           $506          505,982
---------------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $505,982)                                                      505,982
---------------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.1%
(IDENTIFIED COST $71,957,547)                                                61,903,939(a)
Other assets and liabilities, net--(0.1)%                                       (91,228)
                                                                            -----------
NET ASSETS--100.0%                                                          $61,812,711
                                                                            ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $3,317,450 and gross depreciation of $13,780,269 for federal income tax purposes. At November 30, 2002, the aggregate cost of securities for federal income tax purposes was $72,366,758.
(b) Non-income producing.

                        See Notes to Financial Statements                      7

Phoenix-Aberdeen International Fund


                            INDUSTRY DIVERSIFICATION
          AS A PERCENTAGE OF TOTAL VAUE OF TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Advertising...............................................    0.9%

Air Freight & Couriers....................................    1.9

Apparel Retail............................................    1.9

Auto Parts & Equipment....................................    1.6

Automobile Manufacturers..................................    2.3

Banks.....................................................   11.1

Construction, Farm Machinery & Heavy Trucks...............    1.2

Consumer Finance..........................................    1.5

Department Stores.........................................    1.5

Diversified Chemicals.....................................    1.5

Diversified Financial Services............................    4.0

Diversified Metals & Mining...............................    0.4

Electric Utilities........................................    0.2

Electrical Components & Equipment.........................    4.1

Food Retail...............................................    1.1

Health Care Equipment.....................................    3.4

Household Products........................................    5.1

Industrial Machinery......................................    1.7

Integrated Oil & Gas......................................    7.7

Integrated Telecommunication Services.....................    4.7

Leisure Products..........................................    1.4%

Life & Health Insurance...................................    1.4

Movies & Entertainment....................................    0.5

Multi-Sector Holdings.....................................    1.4

Multi-line Insurance......................................    0.6

Oil & Gas Equipment & Services............................    1.3

Oil & Gas Refining, Marketing & Transportation............    1.7

Packaged Foods & Meats....................................    2.0

Paper Products............................................    0.9

Pharmaceuticals...........................................    9.4

Property & Casualty Insurance.............................    5.1

Restaurants...............................................    0.6

Semiconductors............................................    4.2

Specialty Chemicals.......................................    2.5

Steel.....................................................    1.4

Telecommunications Equipment..............................    1.7

Wireless Telecommunication Services.......................    6.1
                                                            -----
                                                            100.0%
                                                            =====

8                       See Notes to Financial Statements

Phoenix-Aberdeen International Fund


                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2002
ASSETS
Investment securities at value
   (Identified cost $71,957,547)                                   $ 61,903,939
Receivables
   Investment securities sold                                           672,249
   Tax reclaim                                                          167,313
   Fund shares sold                                                     148,128
   Dividends and interest                                                88,605
Prepaid expenses                                                          1,212
                                                                   ------------
     Total assets                                                    62,981,446
                                                                   ------------
LIABILITIES
Payables
   Cash overdraft                                                           124
   Fund shares repurchased                                              567,114
   Investment securities purchased                                      367,079
   Transfer agent fee                                                    75,583
   Investment advisory fee                                               37,143
   Distribution fee                                                      18,115
   Trustees' fee                                                          7,467
   Financial agent fee                                                    7,297
Accrued expenses                                                         88,813
                                                                   ------------
     Total liabilities                                                1,168,735
                                                                   ------------
NET ASSETS                                                         $ 61,812,711
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $101,468,884
Accumulated net realized loss                                       (29,614,636)
Net unrealized depreciation                                         (10,041,537)
                                                                   ------------
NET ASSETS                                                         $ 61,812,711
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $52,234,131)                   7,347,262
Net asset value per share                                                 $7.11
Offering price per share $7.11/(1-5.75%)                                  $7.54

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $8,561,715)                    1,298,068
Net asset value and offering price per share                              $6.60

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,016,865)                      154,937
Net asset value and offering price per share                              $6.56

                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2002
INVESTMENT INCOME
Dividends                                                          $  1,699,114
Interest                                                                 14,889
Foreign taxes withheld                                                 (165,280)
                                                                   ------------
     Total investment income                                          1,548,723
                                                                   ------------
EXPENSES
Investment advisory fee                                                 556,228
Distribution fee, Class A                                               156,415
Distribution fee, Class B                                               103,512
Distribution fee, Class C                                                12,465
Financial agent fee                                                     102,179
Transfer agent                                                          344,032
Custodian                                                                87,316
Professional                                                             34,157
Printing                                                                 32,952
Registration                                                             26,416
Trustees                                                                 25,695
Miscellaneous                                                            14,634
                                                                   ------------
     Total expenses                                                   1,496,001
                                                                   ------------
NET INVESTMENT INCOME                                                    52,722
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
Net realized loss on securities                                     (11,066,918)
Net realized gain on foreign currency transactions                        2,799
Net change in unrealized appreciation (depreciation) on
   investments                                                        3,680,847
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions                    18,035
                                                                   ------------
NET LOSS ON INVESTMENTS                                              (7,365,237)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 $ (7,312,515)
                                                                   ============



                        See Notes to Financial Statements                      9

Phoenix-Aberdeen International Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                      Year Ended            Year Ended
                                                                                       11/30/02              11/30/01
                                                                                     ------------          ------------
FROM OPERATIONS
   Net investment income (loss)                                                      $     52,722          $   (251,283)
   Net realized gain (loss)                                                           (11,064,119)          (18,483,003)
   Net change in unrealized appreciation (depreciation)                                 3,698,882            (9,085,698)
                                                                                     ------------          ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         (7,312,515)          (27,819,984)
                                                                                     ------------          ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized short-term gains, Class A                                                      --            (1,334,129)
   Net realized short-term gains, Class B                                                      --              (250,823)
   Net realized short-term gains, Class C                                                      --               (25,633)
   Net realized long-term gains, Class A                                                       --            (8,617,750)
   Net realized long-term gains, Class B                                                       --            (1,623,844)
   Net realized long-term gains, Class C                                                       --              (165,575)
                                                                                     ------------          ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                   --           (12,017,754)
                                                                                     ------------          ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (5,703,594 and 33,670,627 shares, respectively)       42,194,763           312,291,690
   Net asset value of shares issued from reinvestment of distributions
     (0 and 914,227 shares, respectively)                                                      --             9,453,391
   Cost of shares repurchased (7,674,772 and 35,384,088 shares, respectively)         (57,767,489)         (330,376,428)
                                                                                     ------------          ------------
Total                                                                                 (15,572,726)           (8,631,347)
                                                                                     ------------          ------------
CLASS B
   Proceeds from sales of shares (182,349 and 1,111,639 shares, respectively)           1,295,670            11,157,830
   Net asset value of shares issued from reinvestment of distributions
     (0 and 163,282 shares, respectively)                                                      --             1,590,340
   Cost of shares repurchased (511,224 and 1,495,539 shares, respectively)             (3,614,367)          (14,241,802)
                                                                                     ------------          ------------
Total                                                                                  (2,318,697)           (1,493,632)
                                                                                     ------------          ------------
CLASS C
   Proceeds from sales of shares (173,231 and 961,891 shares, respectively)             1,165,589             8,787,552
   Net asset value of shares issued from reinvestment of distributions
     (0 and 17,368 shares, respectively)                                                       --               168,290
   Cost of shares repurchased (214,513 and 972,712 shares, respectively)               (1,475,330)           (8,845,172)
                                                                                     ------------          ------------
Total                                                                                    (309,741)              110,670
                                                                                     ------------          ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                          (18,201,164)          (10,014,309)
                                                                                     ------------          ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                              (25,513,679)          (49,852,047)

NET ASSETS
   Beginning of period                                                                 87,326,390           137,178,437
                                                                                     ------------          ------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF
     NET INVESTMENT INCOME OF $0 AND ($265,882), RESPECTIVELY]                       $ 61,812,711          $ 87,326,390
                                                                                     ============          ============

10                      See Notes to Financial Statements

Phoenix-Aberdeen International Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                              ----------------------------------------------------------
                                                                   2002        2001        2000        1999        1998
Net asset value, beginning of period                              $ 7.92      $11.39      $15.33      $15.98      $13.89
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                                  0.02       (0.01)      (0.03)       0.04        0.06
   Net realized and unrealized gain (loss)                         (0.83)      (2.45)      (1.35)       2.49        3.27
                                                                  ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (0.81)      (2.46)      (1.38)       2.53        3.33
                                                                  ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --          --       (0.13)      (0.07)         --
   Distributions from net realized gains                              --       (1.01)      (2.43)      (3.11)      (1.24)
                                                                  ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                              --       (1.01)      (2.56)      (3.18)      (1.24)
                                                                  ------      ------      ------      ------      ------
Change in net asset value                                          (0.81)      (3.47)      (3.94)      (0.65)       2.09
                                                                  ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 7.11      $ 7.92      $11.39      $15.33      $15.98
                                                                  ======      ======      ======      ======      ======
Total return(2)                                                   (10.23)%    (23.67)%    (11.96)%     19.22 %     26.17 %
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $52,234     $73,833    $115,219    $151,016    $171,463
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.90 %      1.81 %      1.65 %      1.53 %      1.37 %
   Net investment income (loss)                                     0.19 %     (0.10)%     (0.18)%      0.27 %      0.40 %
Portfolio turnover                                                    33 %        76 %        86 %        77 %       104 %

                                                                                       CLASS B
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                              ----------------------------------------------------------
                                                                   2002        2001        2000        1999        1998
Net asset value, beginning of period                              $ 7.40      $10.78      $14.64      $15.44      $13.56
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                                 (0.04)      (0.08)      (0.13)      (0.07)      (0.05)
   Net realized and unrealized gain (loss)                         (0.76)      (2.29)      (1.27)       2.40        3.17
                                                                  ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (0.80)      (2.37)      (1.40)       2.33        3.12
                                                                  ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --          --       (0.03)      (0.02)         --
   Distributions from net realized gains                              --       (1.01)      (2.43)      (3.11)      (1.24)
                                                                  ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                              --       (1.01)      (2.46)      (3.13)      (1.24)
                                                                  ------      ------      ------      ------      ------
Change in net asset value                                          (0.80)      (3.38)      (3.86)      (0.80)       1.88
                                                                  ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 6.60      $ 7.40      $10.78      $14.64      $15.44
                                                                  ======      ======      ======      ======      ======
Total return(2)                                                   (10.81)%    (24.24)%    (12.67)%     18.45 %     25.17 %
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $8,562     $12,047     $19,922     $23,694     $17,315
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.65 %      2.56 %      2.40 %      2.29 %      2.11 %
   Net investment income (loss)                                    (0.56)%     (0.85)%     (0.93)%     (0.51)%     (0.34)%
Portfolio turnover                                                    33 %        76 %        86 %        77 %       104 %




(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in total return calculation.

                        See Notes to Financial Statements                     11

Phoenix-Aberdeen International Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                CLASS C
                                                              -----------------------------------------------
                                                                                                     FROM
                                                                    YEAR ENDED NOVEMBER 30         INCEPTION
                                                              ----------------------------------   3/30/99 TO
                                                                   2002        2001        2000     11/30/99
Net asset value, beginning of period                              $ 7.37      $10.74      $14.65      $12.82
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                                 (0.04)      (0.07)      (0.13)      (0.08)
   Net realized and unrealized gain (loss)                         (0.77)      (2.29)      (1.26)       1.93
                                                                  ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (0.81)      (2.36)      (1.39)       1.85
                                                                  ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --          --       (0.09)      (0.02)
   Distributions from net realized gains                              --       (1.01)      (2.43)         --
                                                                  ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                              --       (1.01)      (2.52)      (0.02)
                                                                  ------      ------      ------      ------
Change in net asset value                                          (0.81)      (3.37)      (3.91)       1.83
                                                                  ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 6.56      $ 7.37      $10.74      $14.65
                                                                  ======      ======      ======      ======
Total return(2)                                                   (10.99)%    (24.23)%    (12.63)%     14.41 %(4)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $1,017      $1,446      $2,037      $1,137
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.65 %      2.56 %      2.40 %      2.30 %(3)
   Net investment income (loss)                                    (0.56)%     (0.81)%     (0.90)%     (0.85)%(3)
Portfolio turnover                                                    33 %        76 %        86 %        77 %(4)




(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.

12                      See Notes to Financial Statements

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

A DISCUSSION WITH THE FUND'S SR. PORTFOLIO MANAGER, MICHAEL SCHATT

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund is appropriate for investors seeking investment in a diversified portfolio of real estate investment trusts and real estate operating companies. The fund's objective is to emphasize appreciation and current yield equally. Investors should note that real estate investing involves certain risks, including refinancing, economic impact on the industry, changes in the value of properties owned, dependency on management skills, and liquidity risks similar to those associated with small-company investing.

Q: HOW DID THE FUND PERFORM FOR THE PAST FISCAL YEAR?

A: The fund did quite well against its benchmark and peers, outperforming both by over 600 basis points on a net basis. This performance exceeded our expectations of upper single-digit performance for the year. Last year we noted the sector return would be driven by the dividend yield and indeed it was. Over the long-term, approximately two-thirds of the performance of the NAREIT Equity Index1 has been derived from income. We expect that to continue in the future.

      As noted in the following table, the fund ended the period with a one-year, three-year, and five-year track record in the top ten percent as measured by Lipper, Inc. Past performance is not a guarantee of future results.

------------------------------------------------------------------------------
                                                                  PHOENIX-
                                                                DUFF & PHELPS
                                                                   CLASS A
                   PHOENIX-         NAREIT       LIPPER PEER     LIPPER PEER
                 DUFF & PHELPS   EQUITY INDEX      GROUP**         GROUP*
                    CLASS A       BENCHMARK1       AVERAGE       PERCENTILE
------------------------------------------------------------------------------
 1 Year
 Performance         12.05%          5.56%          5.75%            10%
------------------------------------------------------------------------------
 3 Year Ann.
 Performance         18.49%         15.24%         13.70%             5%
------------------------------------------------------------------------------
 5 Year Ann.
 Performance          5.54%          3.63%          3.15%             7%
------------------------------------------------------------------------------

 * PERIODS ENDED NOVEMBER 30, 2002
** LIPPER REAL ESTATE FUNDS. ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF
   DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES.

Q: WHAT FACTORS CONTRIBUTED TO YOUR STRONG ONE-YEAR AND LONG-TERM PERFORMANCE?

A: Diversification and longer lease duration were themes we identified in last year's outlook and continued to be themes we maintained throughout 2002. We also indicated we were reallocating capital to regional malls and shopping centers from office and apartments. Both of these retail sectors offer longer lease duration, rely on the strength of the consumer as opposed to the corporate customer, and have an opportunity to capitalize on more interest expense savings. All of these themes were sound and were rewarded this past year.

      Consistency is the key to long-term superior performance. The same team has been managing the fund for over five years and has maintained the same philosophy, style, process and discipline throughout this time.


1 THE NAREIT (NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS) EQUITY INDEX MEASURES REAL ESTATE EQUITY MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS UNMANAGED, DOES NOT REFLECT MANAGEMENT FEES AND IS NOT AVAILABLE FOR DIRECT INVESTMENTS.

Q: WHAT IS YOUR OUTLOOK FOR THE REIT MARKET?

A: Over the long term, approximately two-thirds of the performance in the NAREIT Equity Index has been derived from income. We expect that to continue in the future. The NAREIT Equity Index dividend yield at November 30, 2002 was 7.06%. We anticipate once again this yield combined with relatively flat earnings growth in 2003 will lead us to upper single-digit performance.

      As always the additional benefit of REITs in a diversifited investment portfolio is risk reduction, as measured by a low correlation with other investment classes and a lower standard deviation.

      The NAREIT Equity Index Benchmark has outperformed the S&P 500, Russell 2000 and NASDAQ for one-, three-, five- and 10-year periods while maintaining a lower standard deviation. As noted, we have outperformed the benchmark since inception.


                                                                   STANDARD
                       1 YEAR     3 YEAR    5 YEAR    10 YEAR      DEVIATION
----------------------------------------------------------------------------
 NAREIT
 Equity Index
 Benchmark(1)           5.56%     15.24%     3.63%     10.65%        12.32%
----------------------------------------------------------------------------
 S&P 500
 Total Return
 Index(2)              -16.52%    -11.15%    0.99%     10.18%        15.31%
----------------------------------------------------------------------------
 Russell 2000
 Stock Index(3)        -10.60%    -2.33%     0.13%      8.14%        18.98%
----------------------------------------------------------------------------
 NASDAQ
 Composite
 Index(4)              -23.40%    -23.76%   -1.58%      8.52%        28.30%
----------------------------------------------------------------------------

                                                           DECEMBER 12, 2002




1 THE NAREIT (NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS) EQUITY
  INDEX MEASURES REAL ESTATE EQUITY MARKET TOTAL RETURN PERFORMANCE.
2 THE STANDARD & POOR'S (S&P) 500 TOTAL RETURN INDEX MEASURES STOCK MARKET
  PERFORMANCE, CALCULATED ON A TOTAL RETURN BASIS WITH DIVIDENDS REINVESTED.
3 THE RUSSELL 2000 STOCK INDEX IS A BROAD MEASURE OF SMALL STOCK PERFORMANCE
  CONSISTING OF THE LARGEST CAPITALIZATION AMERICAN STOCKS EXCEPT THE LARGEST 1,000.
4 THE NASDAQ COMPOSITE INDEX IS A BROAD-BASED CAPITALIZATION WEIGHTED INDEX OF
  ALL NASDAQ NATIONAL MARKETS AND SMALL CAP STOCKS.
THE INDEXES ARE UNMANAGED, DO NOT REFLECT MANAGEMENT FEES AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

-----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)                                    PERIOD ENDING 11/30/02
-----------------------------------------------------------------------------------------

                                                              INCEPTION     INCEPTION
                                      1 YEAR       5 YEARS   TO 11/30/02      DATE
                                    ----------    ---------  -----------   -----------
    Class A Shares at NAV(2)           12.05%        5.54%      12.20%       3/1/95
    Class A Shares at POP(3)            5.60         4.30       11.35        3/1/95

    Class B Shares at NAV(2)           11.23         4.76       11.37        3/1/95
    Class B Shares with CDSC(4)         7.23         4.76       11.37        3/1/95

    NAREIT Index(6)                     5.56         3.63       10.59       2/28/95

    S&P 500 Index(7)                  (16.52)        0.99       10.69        3/1/95

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

5 This chart illustrates POP returns on Class A shares and CDSC returns for Class B shares since inception.

6 The National Association of Real Estate Investment Trust (NAREIT) Index is an unmanaged, commonly used measure of REIT performance. The index's performance does not reflect sales charges.

7 The S&P 500 Index is an unmanged, commonly used measure of stock market total performance. The index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                         PERIODS ENDING 11/30
--------------------------------------------------------------------------------
[GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

       PHOENIX-DUFF     PHOENIX-DUFF
         & PHELPS         & PHELPS
        REAL ESTATE      REAL ESTATE
      SECURITIES FUND  SECURITIES FUND
         CLASS A(5)       CLASS B(5)      NAREIT INDEX(6)  S&P 500 INDEX(7)
3/1/95  $ 9,425           $10,000          $10,000            $10,000
95       10,355            10,921           10,903             12,711
96       13,379            14,007           14,087             16,272
97       17,585            18,270           18,275             20,925
98       14,522            14,980           15,831             25,893
99       13,841            14,174           14,268             31,336
00       18,705            18,999           17,377             30,001
01       20,548            20,726           20,687             26,331
02       23,024            23,053           21,838             21,980

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/1/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested.

--------------------------------------
 SECTOR WEIGHTINGS          11/30/02
--------------------------------------

As a percentage of equity holdings

[Pie Chart Omitted] Percentages are as follows:

Shopping Centers              19%
Regional Malls                18
Office                        14
Apartments                    13
Industrial                    10
Diversified                    9
Health Care                    6
Other                         11

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

--------------------------------------------------------------------------------
 TEN LARGEST HOLDINGS AT NOVEMBER 30, 2002 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
 1. Chelsea Property Group, Inc.                               4.7%
    SHOPPING CENTER REIT

 2. ProLogis Trust                                             4.6%
    INDUSTRIAL REIT

 3. CBL & Associates Properties, Inc.                          4.6%
    REGIONAL MALL REIT

 4. CenterPoint Properties Corp.                               4.5%
    INDUSTRIAL REIT

 5. Developers Diversified Realty Corp.                        4.4%
    SHOPPING CENTER REIT

 6. Macerich Co. (The)                                         4.4%
    REGIONAL MALL REIT

 7. General Growth Properties, Inc.                            4.3%
    REGIONAL MALL REIT

 8. Pan Pacific Retail Properties, Inc.                        4.3%
    SHOPPING CENTER REIT

 9. Simon Property Group, Inc.                                 4.2%
    REGIONAL MALL REIT

10. Weingarten Realty Investors                                3.5%
    SHOPPING CENTER REIT
--------------------------------------------------------------------------------


                        INVESTMENTS AT NOVEMBER 30, 2002

                                                                SHARES          VALUE
                                                               --------     -----------
COMMON STOCKS--95.6%

REAL ESTATE INVESTMENT TRUSTS--95.6%

DIVERSIFIED--8.2%
Colonial Properties Trust ...............................       34,500      $ 1,135,740
iStar Financial, Inc. ...................................       84,000        2,305,800
Vornado Realty Trust ....................................       60,000        2,241,600
---------------------------------------------------------------------------------------
TOTAL DIVERSIFIED                                                             5,683,140
---------------------------------------------------------------------------------------

HEALTH CARE--5.9%
Health Care Property Investors, Inc. ....................       47,020        2,049,602
Health Care REIT, Inc. ..................................       24,000          668,400
Healthcare Realty Trust, Inc. ...........................       44,900        1,378,879
---------------------------------------------------------------------------------------
TOTAL HEALTH CARE                                                             4,096,881
---------------------------------------------------------------------------------------

INDUSTRIAL/OFFICE--25.1%

INDUSTRIAL--9.5%
CenterPoint Properties Corp. ............................       54,965        3,142,899
Keystone Property Trust .................................       13,900          233,520
ProLogis Trust ..........................................      131,300        3,227,354
                                                                            -----------
                                                                              6,603,773
                                                                            -----------

MIXED--2.2%
Duke Realty Corp. .......................................       36,000          900,000
Reckson Associates Realty Corp. .........................       33,000          671,550
                                                                            -----------
                                                                              1,571,550
                                                                            -----------

OFFICE--13.4%
Alexandria Real Estate Equities, Inc. ...................       42,600        1,737,654
Boston Properties, Inc. .................................       52,000        1,927,640
Corporate Office Properties Trust .......................      152,489        2,078,425


                                                                SHARES         VALUE
                                                               --------     -----------
INDUSTRIAL/OFFICE--CONTINUED

OFFICE--CONTINUED
Equity Office Properties Trust ..........................       46,000      $ 1,182,660
SL Green Realty Corp. ...................................       74,500        2,363,140
                                                                            -----------
                                                                              9,289,519
                                                                            -----------
---------------------------------------------------------------------------------------
TOTAL INDUSTRIAL/OFFICE                                                      17,464,842
---------------------------------------------------------------------------------------

LODGING/RESORTS--2.7%
Hospitality Properties Trust ............................       54,700        1,865,270

RESIDENTIAL--12.9%

APARTMENTS--12.9%
Apartment Investment & Management Co. Class A ...........       12,000          448,440
Archstone-Smith Trust ...................................       27,700          639,870
Camden Property Trust ...................................       25,000          849,750
Equity Residential ......................................       37,000          966,440
Essex Property Trust, Inc. ..............................       23,700        1,208,700
Home Properties of New York, Inc. .......................       43,000        1,408,250
Town & Country Trust (The) ..............................       63,460        1,316,795
United Dominion Realty Trust, Inc. ......................      134,800        2,092,096
---------------------------------------------------------------------------------------
TOTAL RESIDENTIAL                                                             8,930,341
---------------------------------------------------------------------------------------

RETAIL--38.8%

FREE STANDING--3.0%
Realty Income Corp. .....................................       60,500        2,114,475

REGIONAL MALLS--17.4%
CBL & Associates Properties, Inc. .......................       80,500        3,163,650
General Growth Properties, Inc. .........................       60,639        2,995,566
Macerich Co. (The) ......................................      100,000        3,041,000
Simon Property Group, Inc. ..............................       85,550        2,884,746
                                                                            -----------
                                                                             12,084,962
                                                                            -----------

16                      See Notes to Financial Statements



PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                                                                SHARES          VALUE
                                                               --------     -----------
RETAIL--CONTINUED

SHOPPING CENTERS--18.4%
Chelsea Property Group, Inc. ............................       96,300      $ 3,297,312
Developers Diversified Realty Corp. .....................      140,000        3,084,200
Kimco Realty Corp. ......................................        9,000          282,150
Pan Pacific Retail Properties, Inc. .....................       83,000        2,963,100
Tanger Factory Outlet Centers, Inc. .....................       23,000          678,040
Weingarten Realty Investors .............................       65,400        2,434,188
                                                                            -----------
                                                                             12,738,990
                                                                            -----------
---------------------------------------------------------------------------------------
TOTAL RETAIL                                                                 26,938,427
---------------------------------------------------------------------------------------

SELF STORAGE--2.0%
Public Storage, Inc. ....................................       17,000          528,870
Shurgard Storage Centers, Inc. ..........................       29,063          898,047
---------------------------------------------------------------------------------------
TOTAL SELF STORAGE                                                            1,426,917
---------------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $60,620,165)                                                66,405,818
---------------------------------------------------------------------------------------

REAL ESTATE OPERATING COMPANIES--0.0%

DIVERSIFIED--0.0%
Vornado Operating, Inc.(b) ..............................        4,075            1,548
---------------------------------------------------------------------------------------
TOTAL REAL ESTATE OPERATING COMPANIES
(IDENTIFIED COST $32,600)                                                         1,548
---------------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--95.6%
(IDENTIFIED COST $60,652,765)                                                66,407,366
---------------------------------------------------------------------------------------

                                                STANDARD
                                                & POOR'S          PAR
                                                 RATING          VALUE
                                               (Unaudited)       (000)          VALUE
                                               -----------       -----      -----------




SHORT-TERM OBLIGATIONS--4.7%

COMMERCIAL PAPER--4.7%
Alcoa, Inc. 1.35%, 12/2/02........................ A-1          $  260      $   259,981
Govco, Inc. 1.38%, 12/2/02........................ A-1+          1,590        1,589,878
Sysco Corp. 1.30%, 12/10/02....................... A-1+          1,400        1,399,494
---------------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $3,249,474)                                                  3,249,353
---------------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.3%
(IDENTIFIED COST $63,902,239)                                                69,656,719(a)
Other Assets and Liabilities, net--(0.3)%                                      (233,159)
                                                                            -----------
NET ASSETS--100.0%                                                          $69,423,560
                                                                            ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $6,655,349 and gross depreciation of $900,869 for federal income tax purposes. At November 30, 2002, the aggregate cost of securities for federal income tax purposes was $63,902,239.
(b) Non income producing.

                        See Notes to Financial Statements                     17

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2002
ASSETS
Investment securities at value
   (Identified cost $63,902,239)                                     $69,656,719
Receivables
   Fund shares sold                                                      841,477
   Dividends                                                             188,244
Prepaid expenses                                                             818
                                                                     -----------
     Total assets                                                     70,687,258
                                                                     -----------
LIABILITIES
Payables
   Cash overdraft                                                            689
   Investment securities purchased                                     1,098,133
   Fund shares repurchased                                                40,095
   Investment advisory fee                                                31,082
   Distribution fee                                                       23,962
   Transfer agent fee                                                     13,237
   Trustees' fee                                                           7,467
   Financial agent fee                                                     7,175
   Payable to adviser                                                        128
Accrued expenses                                                          41,730
                                                                     -----------
     Total liabilities                                                 1,263,698
                                                                     -----------
NET ASSETS                                                           $69,423,560
                                                                     ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                     $62,401,566
Undistributed net investment income                                      546,666
Accumulated net realized gain                                            720,848
Net unrealized appreciation                                            5,754,480
                                                                     -----------
NET ASSETS                                                           $69,423,560
                                                                     ===========
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $51,439,515)                    3,299,026
Net asset value and offering price per share                              $15.59
Offering price per share $15.59/(1-5.75%)                                 $16.54
CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $17,984,045)                    1,163,273
Net asset value and offering price per share                              $15.46

                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2002
INVESTMENT INCOME
Dividends                                                             $2,631,825
Interest                                                                  48,614
                                                                      ----------
     Total investment income                                           2,680,439
                                                                      ----------
EXPENSES
Investment advisory fee                                                  348,461
Distribution fee, Class A                                                 80,236
Distribution fee, Class B                                                143,671
Financial agent fee                                                       79,121
Transfer agent                                                            91,693
Professional                                                              30,498
Trustees                                                                  25,696
Registration                                                              19,093
Printing                                                                  17,188
Custodian                                                                 10,217
Miscellaneous                                                             11,778
                                                                      ----------
     Total expenses                                                      857,652
     Less expenses borne by investment adviser                         (145,899)
                                                                      ----------
     Net expenses                                                        711,753
                                                                      ----------
NET INVESTMENT INCOME                                                  1,968,686
                                                                      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain                                                        721,365
Net change in unrealized appreciation (depreciation) on
   investments                                                         1,881,577
                                                                      ----------
NET GAIN ON INVESTMENTS                                                2,602,942
                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $4,571,628
                                                                      ==========





18                      See Notes to Financial Statements

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             Year Ended     Year Ended
                                                                                              11/30/02       11/30/01
                                                                                            ------------    -----------
FROM OPERATIONS
   Net investment income (loss)                                                             $  1,968,686    $ 1,243,622
   Net realized gain (loss)                                                                      721,365      3,058,877
   Net change in unrealized appreciation (depreciation)                                        1,881,577     (1,286,986)
                                                                                            ------------    -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 4,571,628      3,015,513
                                                                                            ------------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                             (1,283,478)      (798,212)
   Net investment income, Class B                                                               (506,698)      (405,433)
   Net realized long term gains, Class A                                                      (1,027,500)            --
   Net realized long term gains, Class B                                                        (572,051)            --
                                                                                            ------------    -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                  (3,389,727)    (1,203,645)
                                                                                            ------------    -----------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (2,399,995 and 460,444 shares, respectively)                 37,024,098      6,858,446
   Net asset value of shares issued from reinvestment of distributions
     (141,173 and 49,311 shares, respectively)                                                 2,105,658        724,953
   Cost of shares repurchased (694,050 and 597,844 shares, respectively)                     (10,634,121)    (8,810,255)
                                                                                            ------------    -----------
Total                                                                                         28,495,635     (1,226,856)
                                                                                            ------------    -----------
CLASS B
   Proceeds from sales of shares (457,929 and 157,614 shares, respectively)                    7,029,767      2,342,101
   Net asset value of shares issued from reinvestment of distributions
     (66,564 and 24,294 shares, respectively)                                                    977,666        354,856
   Cost of shares repurchased (192,916 and 273,064 shares, respectively)                      (2,934,327)    (4,000,258)
                                                                                            ------------    -----------
Total                                                                                          5,073,106     (1,303,301)
                                                                                            ------------    -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                  33,568,741     (2,530,157)
                                                                                            ------------    -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                                      34,750,642       (718,289)

NET ASSETS
   Beginning of period                                                                        34,672,918     35,391,207
                                                                                            ------------    -----------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $546,666 AND $368,156, RESPECTIVELY]                                                   $ 69,423,560    $34,672,918
                                                                                            ============    ===========

                        See Notes to Financial Statements                     19

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                                                                                          CLASS A
                                                                  -------------------------------------------------------
                                                                                    YEAR ENDED NOVEMBER 30
                                                                  -------------------------------------------------------
                                                                   2002        2001        2000        1999        1998
Net asset value, beginning of period                              $15.23      $14.42      $11.11      $12.25      $16.39
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.69(2)     0.58(2)     0.53        0.51(2)     0.55(2)
   Net realized and unrealized gain (loss)                          1.04        0.81        3.26       (1.07)      (3.18)
                                                                  ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               1.73        1.39        3.79       (0.56)      (2.63)
                                                                  ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.68)      (0.58)      (0.48)      (0.58)      (0.44)
   Distributions from net realized gains                           (0.69)         --          --          --       (1.07)
                                                                  ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                           (1.37)      (0.58)      (0.48)      (0.58)      (1.51)
                                                                  ------      ------      ------      ------      ------
Change in net asset value                                           0.36        0.81        3.31       (1.14)      (4.14)
                                                                  ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                    $15.59      $15.23      $14.42      $11.11      $12.25
                                                                  ======      ======      ======      ======      ======
Total return(1)                                                    12.05%       9.85%      35.14%      (4.69)%    (17.42)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $51,440     $22,108     $22,207     $17,014     $24,686
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                            1.30%       1.30%(5)    1.30%       1.30 %      1.31 %
   Net investment income (loss)                                     4.48%       3.97%       4.14%       4.30 %      3.79 %
Portfolio turnover                                                    14%         39%         17%         22 %        11 %

                                                                                          CLASS B
                                                                  -------------------------------------------------------
                                                                                    YEAR ENDED NOVEMBER 30
                                                                  -------------------------------------------------------
                                                                   2002        2001        2000        1999        1998
Net asset value, beginning of period                              $15.11      $14.29      $11.04      $12.19      $16.32
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.57(2)     0.48(2)     0.42        0.42(2)     0.43(2)
   Net realized and unrealized gain (loss)                          1.03        0.80        3.24       (1.06)      (3.15)
                                                                  ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               1.60        1.28        3.66       (0.64)      (2.72)
                                                                  ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.56)      (0.46)      (0.41)      (0.51)      (0.34)
   Distributions from net realized gains                           (0.69)         --          --          --       (1.07)
                                                                  ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                           (1.25)      (0.46)      (0.41)      (0.51)      (1.41)
                                                                  ------      ------      ------      ------      ------
Change in net asset value                                           0.35        0.82        3.25       (1.15)      (4.13)
                                                                  ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                    $15.46      $15.11      $14.29      $11.04      $12.19
                                                                  ======      ======      ======      ======      ======
Total return(1)                                                    11.23%       9.09%      34.05%      (5.38)%    (18.01)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $17,984     $12,565     $13,184     $12,241     $18,237
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                                            2.05%       2.05%(5)    2.05%       2.05 %      2.06 %
   Net investment income (loss)                                     3.70%       3.25%       3.44%       3.54 %      3.07 %
Portfolio turnover                                                    14%         39%         17%         22 %        11 %

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.61%, 1.76%, 1.79%, 1.75%, and 1.52% for the periods ended November 30, 2002,
    2001, 2000, 1999 and 1998, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.37%, 2.52%, 2.54%, 2.50% and 2.27% for the periods ended November 30, 2002,
    2001, 2000, 1999 and 1998, respectively.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

20                      See Notes to Financial Statements

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, PETER S. LANNIGAN, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund's primary investment objective is high current income. The secondary objective is long-term capital appreciation. The Fund invests in high-yield, high-risk debt securities issued by governments and corporations in emerging markets. Investors should note that debt securities issued by foreign issuers involve greater risks of default, untimely interest and principal payments and price volatility compared with higher rated securities and may present problems of liquidation.

Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: The Phoenix-Goodwin Emerging Markets Bond Fund outperformed the market during the past year. For the 12 months ended November 30, 2002, Class A shares returned 14.55%, Class B shares returned 13.80% and Class C shares were up 13.88% compared with a return of 12.41% for the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+).1 Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not a guarantee of future results.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A: Good country selection and strong risk management efforts contributed positively to results.

      While the emerging markets asset class traded well, there were significant differences in how various countries' debt securities performed. Two of the primary factors contributing to the Fund's outperformance versus the index were significant underweight positions in Argentine and Brazilian debt securities, as the Argentine and Brazilian components of the index declined by 27.43% and 6.51%, respectively, over the past year. By contrast, the fund's overweight position in Russian debt contributed positively, as the Russian component of the index turned in a positive 40.84% total return for theyear.

      Portfolio management initiatives to reduce the fund's risk profile, while still maintaining strong total return performance, have improved the fund's risk-adjusted total return profile significantly. The fund's risk-adjusted total return, as measured by the Sharpe ratio, was 1.59 for the 12 months ended November 30, 2002.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET?

A: Positive. The outlook for emerging market debt securities for the upcoming year is positive because the risk profiles of the emerging market countries in our investable universe is expected to continue to improve as these countries integrate with the world's developed economies further.

      Despite continued difficult economic and financial market conditions worldwide, we expect emerging markets securities to continue to perform well. During the past 12 months ending November 30, 2002 the EMBI+ has returned 12.41%, which is significantly better than the performance of the U.S. stock market, as evidenced by the 16.52% decline in the S&P 500 Index2 over the same time period. The strong relative performance of emerging markets attests to the excellent potential for diversification benefits of investing in this asset class.


1 THE J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS (EMBI+) MEASURES TOTAL-RETURN
  PERFORMANCE OF EMERGING-MARKET DEBT INSTRUMENTS.
2 THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE.
THE INDEXES ARE UNMANAGED, DO NOT REFLECT MANAGEMENT FEES AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: HOW IS THE PORTFOLIO POSITIONED?

A: We continue to focus on Eastern European government bonds and see attractive opportunities in Russia and Turkey where we have witnessed improved security price performance recently, which we expect to continue. We expect Russia to continue to improve its debt-servicing profile, and increased recognition of these positive changes should drive Russian debt and equity securities markets higher in 2003. Turkey has recently strengthened its relations with the U.S. government and has secured a financing agreement with the International Monetary Fund and looks set to continue to experience lower inflation and better economic growth prospects. Additionally, the fund is diversified globally with holdings in other central and eastern European countries, developing Asian countries and selected countries in Africa.

                                                                DECEMBER 3, 2002

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

-----------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS(1)                                                                       PERIOD ENDING 11/30/02
-----------------------------------------------------------------------------------------------------------------------------
                                                                                         INCEPTION       INCEPTION
                                                                 1 YEAR      5 YEARS    TO 11/30/02         DATE
                                                                --------     -------    -----------      ---------
     Class A Shares at NAV(2)                                     14.55%        2.89%      11.20%           9/5/95
     Class A Shares at POP(3)                                      9.11         1.89       10.46            9/5/95

     Class B Shares at NAV(2)                                     13.80         2.10       10.36            9/5/95
     Class B Shares with CDSC(4)                                   9.80         2.10       10.36            9/5/95

     Class C Shares at NAV(2)                                     13.88           --       (0.13)          3/26/98
     Class C Shares with CDSC(4)                                  13.88           --       (0.13)          3/26/98

     J.P. Morgan EMBI+(8)                                         12.41         7.26       Note 5           Note 5

     Lehman Brothers Aggregate Bond Index(9)                       7.34         7.32       Note 6           Note 6

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

5 Index performance is 13.10% for Class A and Class B (since 9/5/95) and 5.81% for Class C (since 3/26/98), respectively.

6 Index performance is 7.41% for Class A and Class B (since 9/29/95) and 7.27% for Class C (since 3/31/98), respectively.

7 This chart illustrates POP returns on Class A shares and CDSC returns for Class B since inception. Returns on Class C shares will vary due to differing sales charges.

8 The J.P. Morgan Emerging Market Bond Index Plus (EMBI+) Index is an unmanaged, commonly used measure of emerging-market debt total return performance. The index's performance does not reflect sales charges.

9 The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
 GROWTH OF $10,000                                         PERIODS ENDING 11/30
--------------------------------------------------------------------------------
[GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

          PHOENIX-GOODWIN    PHOENIX-GOODWIN
          EMERGING MARKETS   EMERGING MARKETS
             BOND FUND          BOND FUND      JP MORGAN(7)       AGGREGATE
             CLASS A(7)         CLASS B(7)        EMBI+(8)       BOND INDEX(9)
0/5/95         9,525             10,000           10,000            10,000
95             9,944             10,423           10,537            10,282
96            15,928             16,565           15,530            10,906
97            17,826             18,400           17,171            11,730
98            12,977             13,291           15,604            12,838
99            16,303             16,551           18,183            12,832
00            16,701             16,815           21,197            13,996
01            17,940             17,939           21,684            15,558
02            20,551             20,415           24,375            16,699

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 9/5/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on difference in inception dates, fees and sales charges.

------------------------------------
 COUNTRY WEIGHTINGS       11/30/02
------------------------------------

As a percentage of total long-term
investments

[Pie Chart Omitted] Percentages are as follows:

Russia                      33%
Netherlands                  9
Brazil                       8
Turkey                       6
Colombia                     5
Ukraine                      5
Pakistan                     4
Other                       30

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND


--------------------------------------------------------------------------------
 TEN LARGEST HOLDINGS AT NOVEMBER 30, 2002 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
 1. Federal Republic of Brazil C Bond PIK
    Interest Capitalization Bond                               7.9%
    FOREIGN GOVERNMENT SECURITY

 2. Ministry Finance of Russia Series VIII                     7.8%
    FOREIGN GOVERNMENT SECURITY

 3. Ministry Finance of Russia Series V                        6.8%
    FOREIGN GOVERNMENT SECURITY

 4. Republic of Colombia                                       5.0%
    FOREIGN GOVERNMENT SECURITY

 5. Russian Federation RegS 12.75%, 6/24/28                    4.9%
    FOREIGN GOVERNMENT SECURITY

 6. Tyumen Oil 144A                                            4.4%
    FOREIGN CORPORATE BOND

 7. Ministry Finance of Russia Series VII                      3.9%
    FOREIGN GOVERNMENT SECURITY

 8. Islamic Republic of Pakistan RegS                          3.9%
    FOREIGN GOVERNMENT SECURITY

 9. Republic of Venezuela FLIRB Series A                       3.4%
    FOREIGN GOVERNMENT SECURITY

10. Russian Federation RegS 11%, 7/24/18                       2.9%
    FOREIGN GOVERNMENT SECURITY
--------------------------------------------------------------------------------


                        INVESTMENTS AT NOVEMBER 30, 2002

                                                                           MOODY'S         PAR
                                                                           RATING         VALUE
                                                                         (Unaudited)       (000)           VALUE
                                                                         -----------      -------       -----------



FOREIGN GOVERNMENT SECURITIES--81.4%

ARGENTINA--1.1%
Republic of Argentina - Par 0%, 3/31/23(g)....................                Ca        $   2,000       $   900,000

BRAZIL--7.9%
Federal Republic of Brazil C Bond PIK Interest
Capitalization 8%, 4/15/14....................................                 B           10,467         6,424,112

BULGARIA--2.0%
Republic of Bulgaria 144A 8.25%, 1/15/15(c)...................                BB            1,492         1,622,550

COLOMBIA--5.0%
Republic of Colombia 11.75%, 2/25/20..........................                Ba            4,000         4,030,000

COSTA RICA--2.5%
Republic of Costa Rica RegS 8.11%, 2/1/12(h)..................                Ba            2,000         2,010,000

CZECH REPUBLIC--1.1%
Czech Republic 6.90%, 1/21/03.................................                 A           28,000(n)        909,370

ECUADOR--2.5%
Republic of Ecuador 6%, 8/15/30(b)............................               Caa            2,000           890,000
Republic of Ecuador Reg S 12%, 11/15/12                                      Caa            2,000         1,139,865
                                                                                                        -----------
                                                                                                          2,029,865
                                                                                                        -----------


HUNGARY--1.3%
Hungary T-Bills 0%, 12/27/02             .....................                 A          250,000(k)      1,040,557


                                                                           MOODY'S         PAR
                                                                           RATING         VALUE
                                                                         (Unaudited)       (000)           VALUE
                                                                         -----------      -------       -----------


IVORY COAST--2.5%
Ivory Coast PDI 0%, 3/29/18(g),(i)      ......................                 D          $11,040       $ 2,042,400

MEXICO--0.9%
Mexican Cetes 0%, 1/23/03.....................................                NR         7,353(j)           717,931

NORWAY--1.3%
Norway T-Bills Series SS73 0%, 12/18/02.......................               Aaa         7,500(l)         1,021,240

PAKISTAN--3.9%
Islamic Republic of Pakistan RegS 10%,
12/13/05(h)...................................................                 B            3,000         3,135,000

PERU--2.4%
Republic of Peru 9.125%, 1/15/08..............................                Ba            1,000           992,500
Republic of Peru 9.125%, 2/21/12..............................                Ba            1,000           941,250
                                                                                                        -----------
                                                                                                          1,933,750
                                                                                                        -----------

POLAND--0.8%
Government of Poland Series 1202 0%,
12/21/02......................................................                NR            2,800(m)        693,236

ROMANIA--1.4%
Romania 10.625%, 6/27/08......................................                 B            1,000(e)      1,158,904

RUSSIA--26.4%
Ministry Finance of Russia Series V 3%,
5/14/08.......................................................                 B            7,000         5,530,000

24                      See Notes to Financial Statements

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                                                                           MOODY'S         PAR
                                                                           RATING         VALUE
                                                                         (Unaudited)       (000)           VALUE
                                                                         -----------      -------       -----------
RUSSIA--CONTINUED
Ministry Finance of Russia Series VII 3%,
5/14/11                                 ......................                 B           $4,740       $ 3,199,500

Ministry Finance of Russia Series VIII 3%,
11/14/07(h)...................................................                 B            7,500         6,300,000

Russian Federation RegS 11%, 7/24/18(h).......................                Ba            2,000         2,370,000
Russian Federation RegS 12.75%, 6/24/28.......................                Ba            3,000         3,975,000
                                                                                                        -----------
                                                                                                         21,374,500


SLOVAKIA--0.9%
Slovakia Government 12%, 2/3/03...............................                 A        30,000(f)           717,849

SOUTH AFRICA--1.5%
Republic of South Africa Series R153 13%,
8/31/10.......................................................                 A        10,000(d)         1,205,250

TURKEY--4.7%
Republic of Turkey 11.50%, 1/23/12(h).........................                 B            1,500         1,601,250
Republic of Turkey 11.875%, 1/15/30(h)........................                 B            2,000         2,180,000
                                                                                                        -----------
                                                                                                          3,781,250


UKRAINE--4.5%
Government of Ukraine RegS 11%, 3/15/07(h)....................                 B            1,680         1,701,000
Kyivstar GSM Bonds 12.75%, 11/21/05...........................                 B            2,000         1,987,500
                                                                                                        -----------
                                                                                                          3,688,500

VENEZUELA--3.4%
Republic of Venezuela FLIRB Series A 2.688%,
3/31/07(b),(h)................................................                 B            3,428         2,785,640

VIETNAM--3.4%
Socialist Republic of Vietnam 4%, 3/12/16(b)..................                NR              750           637,500

Socialist Republic of Vietnam 3.50%,
3/12/28(b)....................................................                NR            3,275         2,128,750
                                                                                                        -----------
                                                                                                          2,766,250

-------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $61,641,608)                                                                            65,988,154
-------------------------------------------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--13.5%

NETHERLANDS--8.4%
Kazkommerts International BV RegS 10.125%,
5/8/07 (Diversified Financial Services).......................                Ba            2,000         2,150,000

Satelindo International Finance BV RegS
4.449%, 12/31/04 (Diversified Financial
Services)(b)..................................................                NR              667           589,999


                                                                           MOODY'S         PAR
                                                                           RATING         VALUE
                                                                         (Unaudited)       (000)           VALUE
                                                                         -----------      -------       -----------
NETHERLANDS--CONTINUED
Satelindo International Finance BV RegS
4.449%, 12/31/05 (Diversified Financial
Services)(b)                            ......................                NR             $667          $566,666

Satelindo International Finance BV
RegS 4.449%, 12/31/06 (Diversified
Financial Services)(b)........................................                NR              354           297,240

Turanalem Finance BV 11.50%,
6/28/04 (Banks)...............................................                Ba            1,000         1,068,750

Turanalem Finance BV  RegS 10%,
5/29/07 (Banks)(h)............................................                Ba            2,000         2,160,000
                                                                                                        -----------
                                                                                                          6,832,655
                                                                                                        -----------

RUSSIA--4.4%
Tyumen Oil 144A 11%, 11/6/07
(Integrated Oil & Gas)(c).....................................                NR            3,500         3,596,250

TURKEY--0.7%
European Bank for Reconstruction
and Development 0%, 5/12/05 (Banks)...........................               Aaa            1,500           551,100
-------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $11,034,949)                                                                            10,980,005
-------------------------------------------------------------------------------------------------------------------

                                                                                          SHARES
                                                                                        ---------
FOREIGN COMMON STOCKS--1.9%

CZECH REPUBLIC--0.2%
Komercni Banka A.S. (Banks)...................................                              2,250           154,177

PERU--0.0%
Compania de Minas Buenaventura SA ADR
(Precious Metals & Minerals)..................................                              1,000            22,470

RUSSIA--1.2%
Avtovaz (Automobile Manufacturers)(i).........................                              5,000           127,500
Cherepovets Mk Severstal (Steel)(i)...........................                              4,000           218,000
JSC Severstal - Avto (Automobile Manufacturers)(i),(o)........                              4,675                 0
Norilsk Nickel ADR (Diversified Metals & Mining)..............                             20,000           417,000
Severstal - Resurs (Diversified Metals & Mining)(i),(o).......                              4,675                 0
Surgutneftegaz  ADR (Oil & Gas Exploration &
Production)...................................................                              6,000            99,900
Tyumen Oil Co. (Integrated Oil & Gas)(i)......................                             65,000            83,037
                                                                                                        -----------
                                                                                                            945,437
                                                                                                        -----------

SOUTH AFRICA--0.3%
Gold Fields Limited (Gold)....................................                             13,200           141,730
Harmony Gold Mining Company Limited (Gold)....................                             10,000           127,323
                                                                                                        -----------
                                                                                                            269,053
                                                                                                        -----------

                        See Notes to Financial Statements                     25

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND


                                                                                          SHARES           VALUE
                                                                                        ---------       -----------
TURKEY--0.2%
Akbank (Banks)................................................                         40,800,000       $   169,669

-------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,711,749)                                                                              1,560,806
-------------------------------------------------------------------------------------------------------------------

                                                                                        NUMBER OF
                                                                                        CONTRACTS
                                                                                        ---------
OPTIONS--0.3%

Republic of Venezuela Call option 12/31/02 $69.45
(Par subject to call 3,000,000)...............................                                300            61,500

Russian Federation Reg S call option 12/31/02
$76.8125 (Par subject to call 7,000,000)......................                                700           143,500

-------------------------------------------------------------------------------------------------------------------
TOTAL OPTIONS
(IDENTIFIED COST $137,600)                                                                                  205,000
-------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS--97.1%
(IDENTIFIED COST $74,525,906)                                                                            78,733,965(a)
Other assets and liabilities, net--2.9%                                                                   2,314,911
                                                                                                        -----------
NET ASSETS--100.0%                                                                                      $81,048,876
                                                                                                        ===========




(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,905,893 and gross depreciation of $1,835,915 for federal income tax purposes. At November 30, 2002, the aggregate cost of securities for federal income tax purposes was $75,663,987.
(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2002 these securities amounted to a value of $5,218,800 or 6.4% of net assets.
(d) Par value represents South African Rand.
(e) Par value represents Euro.
(f) Par value represents Slovakian Koruna.
(g) Security in default.
(h) All or a portion segregated as collateral for swaps.
(i) Non-income producing.
(j) Par value represents Mexican Pesos.
(k) Par value represents Hungarian Forint.
(l) Par value represents Norwegian Krone.
(m) Par value represents Polish Zloty.
(n) Par value represents Czech Koruna.
(o) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At November 30, 2002, these securities amounted to $0 or 0% of net assets.

26                      See Notes to Financial Statements

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2002
ASSETS
Investment securities at value
   (Identified cost $74,525,906)                                   $ 78,733,965
Foreign currency at value
   (Identified cost $487,964)                                           509,621
Net unrealized appreciation on swap agreements                           34,000
Receivables
   Investment securities sold                                         3,843,936
   Dividends and interest                                             1,798,894
   Fund shares sold                                                      16,209
Prepaid expenses                                                          1,359
                                                                   ------------
     Total assets                                                    84,937,984
                                                                   ------------
LIABILITIES
Net unrealized depreciation on forward
   foreign currency contracts                                            81,420
Options written, at value
   (Premiums received $165,009)                                          81,273
Foreign taxes payable                                                    23,257
Payables
   Cash overdraft                                                       427,739
   Investment securities purchased                                    2,990,308
   Fund shares repurchased                                               48,389
   Investment advisory fee                                               49,079
   Distribution fee                                                      46,859
   Transfer agent fee                                                    28,326
   Payable for swap contracts                                            26,756
   Financial agent fee                                                    8,653
   Trustees' fee                                                          7,467
Accrued expenses                                                         69,582
                                                                   ------------
     Total liabilities                                                3,889,108
                                                                   ------------
NET ASSETS                                                         $ 81,048,876
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $132,882,170
Undistributed net investment income                                     102,572
Accumulated net realized loss                                       (56,190,422)
Net unrealized appreciation                                           4,254,556
                                                                   ------------
NET ASSETS                                                         $ 81,048,876
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $31,400,666)                   4,614,473
Net asset value per share                                                 $6.80
Offering price per share $6.80/(1-4.75%)                                  $7.14
CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $46,865,401)                   7,014,526
Net asset value and offering price per share                              $6.68
CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $2,782,809)                      413,731
Net asset value and offering price per share                              $6.73


                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2002
INVESTMENT INCOME
Interest                                                            $ 9,627,346
Dividends                                                                63,339
Foreign taxes withheld                                                   (8,169)
                                                                    -----------
     Total investment income                                          9,682,516
                                                                    -----------
EXPENSES
Investment advisory fee                                                 642,783
Distribution fee, Class A                                                82,303
Distribution fee, Class B                                               497,273
Distribution fee, Class C                                                30,559
Financial agent fee                                                     111,687
Transfer agent                                                          134,832
Custodian                                                               122,873
Professional                                                             33,655
Registration                                                             30,320
Trustees                                                                 25,696
Printing                                                                 18,792
Miscellaneous                                                            19,362
                                                                    -----------
     Total expenses                                                   1,750,135
     Custodian fees paid indirectly                                      (7,042)
                                                                    -----------
     Net expenses                                                     1,743,093
                                                                    -----------
NET INVESTMENT INCOME                                                 7,939,423
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities (net of Turkish Capital Gains
   Tax of $(53,167))                                                   (851,375)
Net realized loss on options                                           (445,000)
Net realized gain on swaps                                               20,142
Net realized loss on foreign currency transactions                     (220,045)
Net change in unrealized appreciation (depreciation)
   on investments                                                     3,870,975
Net change in unrealized appreciation (depreciation)
   on options                                                           391,136
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions                   (57,728)
Net change in unrealized appreciation (depreciation) on
   swap aggrements                                                      113,000
                                                                    -----------
NET GAIN ON INVESTMENTS                                               2,821,105
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $10,760,528
                                                                    ===========


                        See Notes to Financial Statements                     27

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             Year Ended     Year Ended
                                                                                              11/30/02       11/30/01
                                                                                             ----------     ----------
FROM OPERATIONS
   Net investment income (loss)                                                             $  7,939,423   $ 11,360,034
   Net realized gain (loss)                                                                   (1,496,278)   (14,971,324)
   Net change in unrealized appreciation (depreciation)                                        4,317,383      8,874,357
                                                                                            ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                10,760,528      5,263,067
                                                                                            ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                             (2,723,965)    (4,486,605)
   Net investment income, Class B                                                             (3,869,297)    (6,487,782)
   Net investment income, Class C                                                               (233,752)      (308,109)
   Tax return of capital, Class A                                                               (697,813)            --
   Tax return of capital, Class B                                                               (991,219)            --
   Tax return of capital, Class C                                                                (59,882)            --
                                                                                            ------------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                  (8,575,928)   (11,282,496)
                                                                                            ------------   ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (2,994,409 and 5,355,595 shares, respectively)               20,871,690     38,740,625
   Net asset value of shares issued from reinvestment of distributions
     (217,086 and 258,223 shares, respectively)                                                1,486,479      1,835,103
   Cost of shares repurchased (3,185,520 and 5,673,986 shares, respectively)                 (21,909,472)   (39,921,288)
                                                                                            ------------   ------------
Total                                                                                            448,697        654,440
                                                                                            ------------   ------------
CLASS B
   Proceeds from sales of shares (740,468 and 1,051,201 shares, respectively)                  5,037,710      7,411,383
   Net asset value of shares issued from reinvestment of distributions
     (228,887 and 313,905 shares, respectively)                                                1,534,789      2,193,745
   Cost of shares repurchased (1,444,637 and 1,328,449 shares, respectively)                  (9,566,955)    (9,151,393)
                                                                                            ------------   ------------
   Total                                                                                      (2,994,456)       453,735
                                                                                            ------------   ------------
CLASS C
   Proceeds from sales of shares (210,236 and 86,753 shares, respectively)                     1,416,542        605,496
   Net asset value of shares issued from reinvestment of distributions
     (12,809 and 14,782 shares, respectively)                                                     86,195        103,683
   Cost of shares repurchased (177,625 and 76,234 shares, respectively)                       (1,188,951)      (522,203)
                                                                                            ------------   ------------
   Total                                                                                         313,786        186,976
                                                                                            ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                  (2,231,973)     1,295,151
                                                                                            ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                         (47,373)    (4,724,278)

NET ASSETS
   Beginning of period                                                                        81,096,249     85,820,527
                                                                                            ------------   ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME AND
     DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
     INCOME OF $102,572 AND ($175,170), RESPECTIVELY]                                       $ 81,048,876   $ 81,096,249
                                                                                            ============   ============


28                      See Notes to Financial Statements

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                        CLASS A
                                                               ---------------------------------------------------------
                                                                                  YEAR ENDED NOVEMBER 30
                                                               ---------------------------------------------------------
                                                                   2002(6)     2001        2000        1999        1998
Net asset value, beginning of period                              $ 6.58      $ 6.96      $ 7.69      $ 7.20      $12.84
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.67        0.90        1.32(2)     1.23        1.32
   Net realized and unrealized gain (loss)                          0.26       (0.36)      (1.05)       0.40       (4.22)
                                                                  ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.93        0.54        0.27        1.63       (2.90)
                                                                  ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.57)      (0.92)      (1.00)      (1.14)      (2.16)
   Distributions from net realized gains                              --          --          --          --       (0.23)
   Return of capital                                               (0.14)         --          --          --       (0.35)
                                                                  ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                           (0.71)      (0.92)      (1.00)      (1.14)      (2.74)
                                                                  ------      ------      ------      ------      ------
Change in net asset value                                           0.22       (0.38)      (0.73)       0.49       (5.64)
                                                                  ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 6.80      $ 6.58      $ 6.96      $ 7.69      $ 7.20
                                                                  ======      ======      ======      ======      ======
Total return(1)                                                    14.55%       7.42%       2.44%      25.63%     (27.20)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $31,401     $30,202     $32,344     $54,849     $41,725
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.58%(5)    1.58%(4)    1.51%(3)    1.56%       1.43 %
   Net investment income                                            9.67%      13.09%      16.47%      17.96%      13.74 %
Portfolio turnover                                                   588%        932%        528%        326%        405 %

                                                                                        CLASS B
                                                               ---------------------------------------------------------
                                                                                  YEAR ENDED NOVEMBER 30
                                                               ---------------------------------------------------------
                                                               2002(6)       2001        2000        1999        1998
Net asset value, beginning of period                              $ 6.47      $ 6.86      $ 7.60      $ 7.13      $12.77
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.60        0.84        1.29(2)     1.17        1.23
   Net realized and unrealized gain (loss)                          0.27       (0.37)      (1.09)       0.40       (4.18)
                                                                  ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.87        0.47        0.20        1.57       (2.95)
                                                                  ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.53)      (0.86)      (0.94)      (1.10)      (2.13)
   Distributions from net realized gains                              --          --          --          --       (0.23)
   Return of capital                                               (0.13)         --          --          --       (0.33)
                                                                  ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                           (0.66)      (0.86)      (0.94)      (1.10)      (2.69)
                                                                  ------      ------      ------      ------      ------
Change in net asset value                                           0.21       (0.39)      (0.74)       0.47       (5.64)
                                                                  ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 6.68      $ 6.47      $ 6.86      $ 7.60      $ 7.13
                                                                  ======      ======      ======      ======      ======
Total return(1)                                                    13.80%       6.68%       1.60%      24.52%     (27.86)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $46,865     $48,495     $51,112     $58,453     $37,270
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.33%(5)    2.33%(4)    2.26%(3)    2.31%       2.20 %
   Net investment income                                            8.91%      12.35%      16.10%      17.04%      12.98 %
Portfolio turnover                                                   588%        932%        528%        326%        405 %

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.50% for Class A and would not significantly differ for Class B.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) The ratio of operating expenses to average net assets exludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.57% for Class A and 2.32% for Class B.
(6) As required, effective December 1, 2001, the Fund has adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease the ratio of net investment income to average net assets from 9.79% to 9.67% and from 9.02% to 8.91% for Class A and Class B respectively, decrease the net investment income (loss) per share from 0.67 to 0.65 and from 0.61 to 0.60 for Class A and Class B, respectively, and increase the net realized an unrealized gain (loss) per share from 0.27 to 0.28 and from 0.26 to 0.27 for Class A and Class B, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements                     29

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                         CLASS C
                                                              ---------------------------------------------------------------
                                                                                                                    FROM
                                                                             YEAR ENDED NOVEMBER 30               INCEPTION
                                                              --------------------------------------------------  3/26/98 TO
                                                                  2002(6)       2001        2000         1999      11/30/98
Net asset value, beginning of period                              $ 6.51      $ 6.89      $ 7.63       $ 7.17     $12.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.61        0.85        1.25(2)      1.17       0.85(2)
   Net realized and unrealized gain (loss)                          0.27       (0.37)      (1.05)        0.39      (5.10)
                                                                  ------      ------      ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.88        0.48        0.20         1.56      (4.25)
                                                                  ------      ------      ------       ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.53)      (0.86)      (0.94)       (1.10)     (0.66)
   Distributions from net realized gains                              --          --          --           --         --
   Return of capital                                               (0.13)         --          --           --      (0.17)
                                                                  ------      ------      ------       ------     ------
    TOTAL DISTRIBUTIONS                                            (0.66)      (0.86)      (0.94)       (1.10)     (0.83)
                                                                  ------      ------      ------       ------     ------
Change in net asset value                                           0.22       (0.38)      (0.74)        0.46      (5.08)
                                                                  ------      ------      ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                    $ 6.73      $ 6.51      $ 6.89       $ 7.63     $ 7.17
                                                                  ======      ======      ======       ======     ======
Total return(1)                                                    13.88%       6.65%       1.73%       24.40%    (35.33)%(5)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $2,783      $2,399      $2,365       $3,010     $1,205
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.33%(3)    2.33%(3)    2.26%(3)     2.31%(3)   2.29%(4)
   Net investment income                                            8.83%      12.37%      15.99%       16.47%     15.59%(4)
Portfolio turnover                                                   588%        932%        528%         326%       405%(5)




(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) Annualized.
(5) Not annualized.
(6) As required, effective December 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease the ratio of net investment income to average net assets from 8.95% to 8.83%. There was no effect on net investment income (loss) per share and net realized and unrealized gain
    (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

30                      See Notes to Financial Statements

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, TIMOTHY M. HEANEY, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund is appropriate for investors seeking to maximize tax-exempt yield and after-tax total return. Investors should note that income from the Fund may be subject to local and state taxes and the alternative minimum tax, if applicable.

Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: For the 12 months ended November 30, 2002, Class A shares earned 5.38% and Class B shares returned 4.62% compared with a return of 6.33% for the Lehman Brothers Municipal Bond Index.1 All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not a guarantee of future results.

Q: HOW WOULD DESCRIBE THE GENERAL ECONOMIC ENVIRONMENT DURING THIS PERIOD?

A: Throughout 2002, the bond market has seen short-term U.S. Treasury rates decline significantly, while longer-term Treasury rates are mostly unchanged, as the U.S. economy has been unable to fully recover from the recession experienced during late 2001. Over the past two years, the Federal Reserve (Fed) has lowered interest rates 12 times, totaling 525 basis points, in response to the deteriorating domestic economy. With the Fed Funds rate currently at a 41-year low of 1.25% and the economy beginning to show modest signs of a recovery, it appears that the Fed is done lowering interest rates.

      Over the 12 months ended November 30, 2002, two-year U.S. Treasury rates decreased by 78 basis points while 30-year U.S. Treasury rates only declined by 25 basis points. This larger decline in short-term rates has created a very steep Treasury yield curve. We expect the U.S. Treasury curve to remain steep until the market is fully convinced that the problems plaguing the economy have diminished and an economic recovery is firmly underway.

      Over the past 12 months, the U.S. economy has slowly showed signs of strengthening with small improvements in GDP, housing starts, and employment. However, the overall pace of this economic recovery has been sluggish as concerns regarding weak business capital spending, corporate malfeasance, rising borrowing costs for companies, weak corporate profitability, declining stock prices and geopolitical risks are weighing on the economy. While economic and geopolitical uncertainty continue to adversely effect the economy and the markets, minimal inflation and the very low level of interest rates should allow the economy to continue to recover, albeit at a more moderate pace, as we move into 2003. The national unemployment rate, which peaked at 6.0% in April 2002, has slowly improved to 5.7% as companies have slowed the pace of layoffs. Inflation, as measured by the Consumer Price Index (CPI), has increased slowly over the year as it ended October on a year-over-year basis at 2.0%, up from June 2002 at 1.1%. However, at 2.0% on a year-over-year basis, inflation is still considered to be low and not problematic for an economic recovery. While there remains some uncertainty in ultimate timing and pace of the economic recovery, the current monetary policy that is in place should stimulate growth and support a sustainable economic expansion.


1 THE LEHMAN BROTHERS MUNICIPAL BOND INDEX MEASURES TOTAL-RETURN PERFORMANCE OF
  LONG-TERM, INVESTMENT-GRADE TAX-EXEMPT MUNICIPAL BONDS. THE INDEX IS UNMANAGED, DOES NOT REFLECT MANAGEMENT FEES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.
                                                                              31

Q: WOULD YOU PROVIDE A BRIEF OVERVIEW OF THE MUNICIPAL BOND MARKET?

A: The same two themes that dominated the municipal market in 2001 have remained in place over the past 12 months: a continued steepening of the tax-exempt yield curve and increased supply of municipal bonds. The combination of the sluggish economy and further interest rate actions by the Fed in attempt to jumpstart the economy has caused the municipal yield curve to remain steep. Through November of 2002, long maturity tax-exempt rates are mostly unchanged, yet there was a pronounced decline in rates 10 years and shorter, causing the yield curve to steepen to levels not seen since 1992.

      The second theme has been increased supply. Municipalities have taken advantage of historically low municipal yields to fund new projects, finance budget deficits, and refund older, higher cost debt. Through November of 2002, new issuance was up 27% year-over-year, driven by refundings, which have increased by 43% this year. Total municipal issuance in 2002 has already exceeded 1993's record level, as interest rates are favorable for municipal issuance. Overall, municipal credit spreads have widened over the past 12 months as municipalities have struggled with declining revenues caused by the sluggish economy and the pressure of ratings downgrades. However, credit spreads still remain narrow when taking the risks of lower rated securities into consideration, making higher quality bonds still good relative value.

      Within the Phoenix-Goodwin Tax-Exempt Bond Fund, we continue to emphasize higher quality bonds. The fund currently has an average quality rating of AA, with approximately 82% of its issues rated AA or higher. The fund continues to be well diversified in an effort to minimize exposure to any one bond sector or region of the country.

Q: WHAT IS YOUR OUTLOOK?

A: As we move forward into 2003, factors that could drive the relative value of municipal bonds over the next year include: the pace and strength of an economic recovery, potential tax reform which impacts the demand for municipal bonds, and future U.S. military actions abroad that could cause a flight to U.S. Treasury bonds. Finally, should the U.S. stock market continue to experience the same level of volatility and negative returns that it has experienced over the past two and a half years, nervous investors may continue to move money into tax-exempt issues, which could be positive for the market. In spite of these uncertainties, we believe the municipal market represents good relative value at current levels.

      We continue to appreciate your interest in the Phoenix-Goodwin Tax-Exempt Bond Fund and look forward to being of continued service in the future.

                                                               DECEMBER 10, 2002

Phoenix-Goodwin Tax-Exempt Bond Fund

------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS(1)                                                                PERIOD ENDING 11/30/02
------------------------------------------------------------------------------------------------------------------------

                                                                                         INCEPTION      INCEPTION
                                                     1 YEAR       5 YEARS     10 YEARS   TO 11/30/02      DATE
                                                     -------      -------     --------  ------------   ---------
      Class A Shares at NAV(2)                         5.38%        4.47%       5.58%        --            --
      Class A Shares at POP(3)                         0.38         3.46        5.06         --            --
      Class B Shares at NAV(2)                         4.62         3.72          --       4.41%         3/16/94
      Class B Shares with CDSC(4)                      0.62         3.72          --       4.41          3/16/94
      Lehman Brothers Municipal Bond Index(8)          6.33         5.92        6.59     Note 5           Note 5
      Lehman Brothers Aggregate Bond Index(9)          7.34         7.32        7.46     Note 6           Note 6

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

5 Index  performance  is 6.21% for Class B (since 2/28/94).

6 Index performance is 7.28% for Class B (since 2/28/94).

7 This chart illustrates POP returns on Class A shares for ten years. Returns on Class B shares will vary due to differing sales charges.

8 The Lehman Brothers Municipal Bond Index is an unmanaged, commonly used measure of long-term, investment-grade tax-exempt municipal bond total return performance. The index's performance does not reflect sales charges.

9 The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The index's performance does not reflect sales charges. All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or or less than their original cost.

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                         PERIODS ENDING 11/30
--------------------------------------------------------------------------------
[GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

           PHOENIX-GOODWIN
             TAX-EXEMPT               LEHMAN BROTHERS           LEHMAN BROTHERS
              BOND FUND                  MUNICIPAL                 AGGREGATE
             CLASS A(7)                BOND INDEX(8)             BOND INDEX(9)
92           $ 9,525                    $10,000                    $10,000
93            10,743                     11,108                     11,090
94             9,932                     10,524                     10,750
95            11,906                     12,514                     12,647
96            12,418                     13,250                     13,415
97            13,169                     14,201                     14,428
98            13,926                     15,303                     15,792
99            13,416                     15,137                     15,784
00            14,389                     16,376                     17,215
01            15,552                     17,810                     19,137
02            16,389                     18,936                     20,541

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/30/92 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

------------------------------------
 STATE WEIGHTINGS         11/30/02
------------------------------------
As a percentage of bond holdings

[Pie Chart Omitted] Percentages are as follows:

California                  11%
Pennsylvania                 8
Kentucky                     7
Texas                        6
Indiana                      5
Virginia                     5
Illinois                     4
Other                       54

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND


                        INVESTMENTS AT NOVEMBER 30, 2002

                                                                         STANDARD
                                                                         & POOR'S          PAR
                                                                          RATING          VALUE
                                                                        (Unaudited)       (000)             VALUE
                                                                         ---------       --------       -----------
MUNICIPAL BONDS--96.0%
ALABAMA--4.1%
Birmingham Capital Improvement
Series A 5.50%, 8/1/25........................................                AA           $1,000       $ 1,039,170

Jefferson County Sewer Revenue
Series D 5.75%, 2/1/27 Prerefunded 2/1/07
@101..........................................................               AAA            2,000         2,255,380
                                                                                                        -----------
                                                                                                          3,294,550
                                                                                                        -----------

ARKANSAS--0.8%
Drew County Public Facilities Board Series A-2
7.90%, 8/1/11 (FNMA Collateralized)...........................               Aaa(b)           129           133,839

Jacksonville Residential Housing Facilities
Board Series A-2 7.90%, 1/1/11 (FNMA
Collateralized)...............................................               Aaa(b)           197           204,775

Lonoke County Residential Housing Facilities
Board Series A-2 7.90%, 4/1/11 (FNMA
Collateralized)...............................................               Aaa(b)           190           201,821

Stuttgart Public Facilities Board Revenue
Series A-2 7.90%, 9/1/11 (FNMA
Collateralized)...............................................               Aaa(b)            64            66,730
                                                                                                        -----------
                                                                                                            607,165
                                                                                                        -----------

CALIFORNIA--10.6%
California State Department of Water Resource
Power Supply Revenue Series A 5%, 5/1/08
(MBIA Insured)................................................               AAA            1,000         1,094,230

California State Department of Water Resource
Power Supply Revenue Series A 5.25%,
5/1/09 (MBIA Insured).........................................               AAA              750           831,570

Riverside County Single Family Revenue
Series B  Escrowed to Maturity 8.625%,
5/1/16 (GNMA Collateralized)..................................               AAA            4,300         6,033,416

South Gate Utility Authority Revenue 0%,
10/1/19 (FGIC Insured)........................................               AAA            1,385           575,357
                                                                                                        -----------
                                                                                                          8,534,573
                                                                                                        -----------

COLORADO--3.4%
Jefferson County Colorado School District
No R-0001 Series A 5.25%, 12/15/11
(FGIC Insured)................................................               AAA            2,500         2,720,375



                                                                         STANDARD
                                                                         & POOR'S          PAR
                                                                          RATING          VALUE
                                                                        (Unaudited)       (000)             VALUE
                                                                         ---------       --------       -----------
CONNECTICUT--3.2%
Mashantucket Western Pequot Tribe Special
Revenue Series A 144A Escrowed to
Maturity 6.50%, 9/1/06(c).....................................               AAA            $495        $   567,379

Mashantucket Western Pequot Tribe Special
Revenue Series A 144A  Escrowed to Maturity
6.50%, 9/1/05(c)..............................................               AAA              845           945,437

Mashantucket Western Pequot Tribe Special
Revenue Series B 144A 5.60%, 9/1/09(c)........................               Baa(b)         1,000         1,068,470
                                                                                                        -----------
                                                                                                          2,581,286
                                                                                                        -----------

FLORIDA--3.6%
Florida State Board of Education Capital Outlay
Series A 5.25%, 6/1/16........................................               AA+            1,250         1,325,175

Florida State Board of Education Capital Outlay
Series E 5.50%, 6/1/20........................................               AA+            1,500         1,600,830
                                                                                                        -----------
                                                                                                          2,926,005
                                                                                                        -----------

GEORGIA--2.7%
Cartersville Development Authority Revenue
5.625%, 5/1/09................................................                A+            2,000         2,204,400

ILLINOIS--4.3%
Chicago Board of Education Series A 6%,
1/1/20 (MBIA Insured).........................................               AAA              500           568,385

Illinois General Obligation 5.375%, 7/1/19
(MBIA Insured)................................................               AAA            1,500         1,567,170

Illinois Health Facilities Authority Revenue
Series C 7%, 4/1/08 (FSA Insured).............................               AAA            1,100         1,265,473

Metropolitan Pier & Exposition Authority
Revenue  Escrowed to Maturity 6.50%,
6/15/07 (FGIC Insured)........................................               AAA(b)            30            31,256
                                                                                                        -----------
                                                                                                          3,432,284
                                                                                                        -----------

INDIANA--4.9%
Indianapolis Local Public Improvement
Revenue Series C 0%, 1/1/03...................................              A(b)            2,500         2,496,900

Indianapolis Local Public Improvement
Waterworks Project Series A 5.25%, 7/1/33
(MBIA Insured)................................................               AAA            1,400         1,417,122
                                                                                                        -----------
                                                                                                          3,914,022
                                                                                                        -----------

34                      See Notes to Financial Statements

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                                                                         STANDARD
                                                                         & POOR'S          PAR
                                                                          RATING          VALUE
                                                                        (Unaudited)       (000)             VALUE
                                                                         ---------       --------       -----------
KENTUCKY--7.0%
Kentucky State Turnpike Authority Economic
Development Revenue 0%, 1/1/10 (FGIC
Insured)......................................................               AAA           $3,300       $ 2,491,170

Louisville and Jefferson County Metropolitan
Sewer District  Series A 5.50%, 5/15/34
(MBIA Insured)................................................               AAA            2,000         2,079,240

Perry County Solid Waste Disposal Revenue
7%, 6/1/24....................................................               BBB            1,000         1,036,720
                                                                                                        -----------
                                                                                                          5,607,130
                                                                                                        -----------

LOUISIANA--3.3%
Louisiana Local Government Environmental
Facilities Community Development Authority
Revenue 5.25%, 12/1/18 (AMBAC Insured)........................               AAA            2,500         2,688,250

MASSACHUSETTS--1.3%
Massachusetts State Industrial Financing
Agency Revenue 0%, 8/1/05.....................................                A+            1,100         1,024,309

MICHIGAN--3.6%
St. Johns Public Schools General Obligation
5.10%, 5/1/25 (FGIC Q-SBLF Insured)...........................               AAA            1,000         1,024,350

Williamston Community School General
Obligation 5.50%, 5/1/25 (FGIC Q-SBLF
Insured)......................................................               AAA            1,725         1,860,136
                                                                                                        -----------
                                                                                                          2,884,486
                                                                                                        -----------

MISSISSIPPI--1.4%
Mississippi State University Educational
Building Corporation Revenue 5.25%, 8/1/15
(MBIA Insured)................................................            Aaa(b)            1,000         1,091,710

NEVADA--1.7%
Clark County General Obligation 5.375%,
6/1/15........................................................                AA            1,250         1,331,600

NEW JERSEY--4.3%
Camden County Municipal Utilities Authority
Sewer Revenue Series B 0%, 9/1/11 (FGIC
Insured)......................................................               AAA            3,000         2,100,210

New Jersey State Transportation Trust Fund
Authority Series B 5.25%, 6/15/15.............................               AAA            1,250         1,319,050
                                                                                                        -----------
                                                                                                          3,419,260
                                                                                                        -----------

NEW YORK--0.6%
Metropolitan Transportation Authority Revenue
Series A 5.25%, 11/15/31......................................               AAA              500           507,495


                                                                         STANDARD
                                                                         & POOR'S          PAR
                                                                          RATING          VALUE
                                                                        (Unaudited)       (000)             VALUE
                                                                         ---------       --------       -----------
NORTH CAROLINA--2.0%
North Carolina Municipal Power Agency
Revenue 6%, 1/1/09 (AMBAC Insured)............................               AAA           $1,385       $ 1,572,044

OHIO--1.4%
Ohio State Turnpike Commission Revenue
Series A 5.50%, 2/15/15 (FGIC Insured)........................               AAA            1,000         1,119,740

PENNSYLVANIA--8.0%
Delaware Valley Regional Finance Authority
Revenue Series B 5.70%, 7/1/27 (AMBAC
Insured)......................................................               AAA            2,000         2,209,320

Pennsylvania State Finance Authority Revenue
6.60%, 11/1/09 (GIC-SunAmerica Life
Insurance Co. Insured)........................................                 A            4,000         4,233,480
                                                                                                        -----------
                                                                                                          6,442,800
                                                                                                        -----------

SOUTH CAROLINA--1.6%
Spartanburg Waterworks Revenue 5.25%,
6/1/28 (FGIC Insured).........................................               AAA            1,250         1,276,600

TENNESSEE--4.1%
Lincoln County General Obligation 5.25%,
4/1/18 (FGIC Insured).........................................            Aaa(b)            1,440         1,558,426

Metropolitan Government Nashville &
Davidson County Health & Educational
Facilities Board Revenue 6%, 12/1/16 (AMBAC
Insured)......................................................               AAA            1,500         1,752,045
                                                                                                        -----------
                                                                                                          3,310,471
                                                                                                        -----------

TEXAS--6.2%
Midlothian Water District General Obligation
5.50%, 9/1/18 (FSA Insured)...................................               AAA            1,110         1,183,060

Round Rock Independent School District
General Obligation 5.375%, 8/1/17
(PSF-Guaranteed)..............................................               AAA            1,050         1,114,029

San Antonio Electric & Gas Revenue
Escrowed to Maturity 5%, 2/1/12...............................               AA+               15            16,260

Texas State Public Finance Authority Building
Revenue 6.25%, 8/1/09 (MBIA Insured)..........................               AAA            1,250         1,427,350

Texas State Turnpike Authority Dallas
Northway Revenue 6.50%, 1/1/09 (FGIC
Insured)......................................................               AAA            1,080         1,255,187
                                                                                                        -----------
                                                                                                          4,995,886
                                                                                                        -----------

                        See Notes to Financial Statements                     35

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                                                                         STANDARD
                                                                         & POOR'S          PAR
                                                                          RATING          VALUE
                                                                        (Unaudited)       (000)             VALUE
                                                                         ---------       --------       -----------
VIRGINIA--4.5%
Pittsylvania County Industrial Development
Authority Revenue Series A 7.30%, 1/1/04......................                NR           $  455       $   462,280

Pittsylvania County Industrial Development
Authority Revenue Series A 7.45%, 1/1/09......................                NR            1,000         1,019,860

Upper Occoquan Regional Sewer Authority
Revenue Series A 5.15%, 7/1/20 (MBIA
Insured)......................................................               AAA            2,000         2,119,080
                                                                                                        -----------
                                                                                                          3,601,220
                                                                                                        -----------

WASHINGTON--1.2%
Seattle General Obligation 5.125%, 7/1/22.....................               AAA            1,000         1,004,350

WEST VIRGINIA--2.6%
Upshur County Solid Waste Disposal Revenue
7%, 7/15/25...................................................               BBB            2,000         2,103,660

WISCONSIN--3.6%
Wisconsin State Clean Water Revenue
Series 1 6.875%, 6/1/11.......................................               AA+              750           895,650

Wisconsin State Health and Education
Facilities Authority Revenue 5%, 8/15/18
(Radian Insured)..............................................                AA            2,000         2,029,280
                                                                                                        -----------
                                                                                                          2,924,930
                                                                                                        -----------

-------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $72,474,175)                                                                            77,120,601
-------------------------------------------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--96.0%
(IDENTIFIED COST $72,474,175)                                                                            77,120,601
-------------------------------------------------------------------------------------------------------------------


                                                                         STANDARD
                                                                         & POOR'S          PAR
                                                                          RATING          VALUE
                                                                        (Unaudited)       (000)             VALUE
                                                                         ---------       --------       -----------
SHORT-TERM OBLIGATIONS--2.9%

COMMERCIAL PAPER--2.9%
Govco, Inc 1.38%, 12/2/02.....................................              A-1+           $2,290       $ 2,289,912

-------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $2,289,912)                                                                              2,289,912
-------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS--98.9%
(IDENTIFIED COST $74,764,087)                                                                            79,410,513(a)
Other assets and liabilities, net--1.1%                                                                     921,579
                                                                                                        -----------
NET ASSETS--100.0%                                                                                      $80,332,092
                                                                                                        ===========




(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,773,755 and gross depreciation of $108,258 for federal income tax purposes. At November 30, 2002, the aggregate cost of securities for federal income tax purposes was $74,745,016.
(b) As rated by Moody's or Fitch.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2002 these securities amounted to a value of $2,581,286 or 3.2% of net assets. At November 30, 2002, 57.6% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: FGIC, 19.9%, MBIA, 15.2% and AMBAC, 10.2%.

36                      See Notes to Financial Statements

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2002
ASSETS
Investment securities at value
   (Identified cost $74,764,087)                                    $79,410,513
Receivables
   Interest                                                           1,113,667
   Fund shares sold                                                         527
Prepaid expense                                                           1,296
                                                                    -----------
     Total assets                                                    80,526,003
                                                                    -----------
LIABILITIES
Payables
   Cash overdraft                                                         1,409
   Fund shares repurchased                                                1,123
   Dividend distributions                                                63,253
   Investment advisory fee                                               30,216
   Distribution fee                                                      20,172
   Transfer agent fee                                                    17,907
   Financial agent fee                                                    8,982
   Trustees' fee                                                          7,484
Accrued expenses                                                         43,365
                                                                    -----------
     Total liabilities                                                  193,911
                                                                    -----------
NET ASSETS                                                          $80,332,092
                                                                    ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                    $75,862,280
Distributions in excess of net investment income                        (53,506)
Accumulated net realized loss                                          (123,108)
Net unrealized appreciation                                           4,646,426
                                                                    -----------
NET ASSETS                                                          $80,332,092
                                                                    ===========
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $74,945,050)                   6,848,223
Net asset value per share                                                $10.94
Offering price per share $10.94/(1-4.75%)                                $11.49
CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $5,387,042)                      489,258
Net asset value and offering price per share                             $11.01


                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2002
INVESTMENT INCOME
Interest                                                             $4,128,667
                                                                     ----------
     Total investment income                                          4,128,667
                                                                     ----------
EXPENSES
Investment advisory fee                                                 363,804
Distribution fee, Class A                                               189,400
Distribution fee, Class B                                                50,851
Financial agent fee                                                     107,736
Transfer agent fee                                                       89,323
Professional                                                             34,068
Trustees                                                                 25,714
Registration                                                             19,172
Custodian                                                                12,354
Printing                                                                 10,822
Miscellaneous                                                            16,202
                                                                     ----------
     Total expenses                                                     919,446
                                                                     ----------
NET INVESTMENT INCOME                                                 3,209,221
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                         967,054
Net change in unrealized appreciation (depreciation) on
   investments                                                           49,393
                                                                     ----------
NET GAIN ON INVESTMENTS                                               1,016,447
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $4,225,668
                                                                     ==========




                        See Notes to Financial Statements                     37

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended     Year Ended
                                                                                               11/30/02       11/30/01
                                                                                             ------------   ------------
FROM OPERATIONS
   Net investment income (loss)                                                              $ 3,209,221    $ 3,628,158
   Net realized gain (loss)                                                                      967,054      1,490,344
   Net change in unrealized appreciation (depreciation)                                           49,393      1,404,941
                                                                                             -----------    -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 4,225,668      6,523,443
                                                                                             -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                             (3,231,097)    (3,813,275)
   Net investment income, Class B                                                               (173,427)      (201,167)
                                                                                             -----------    -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                  (3,404,524)    (4,014,442)
                                                                                             -----------    -----------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,263,374 and 2,888,031 shares, respectively)               13,838,354     31,169,204
   Net asset value of shares issued from reinvestment of distributions
     (173,812 and 207,059 shares, respectively)                                                1,888,080      2,239,606
   Cost of shares repurchased (1,629,278 and 3,553,887 shares, respectively)                 (17,825,011)   (38,378,176)
                                                                                             -----------    -----------
Total                                                                                         (2,098,577)    (4,969,366)
                                                                                             -----------    -----------
CLASS B
   Proceeds from sales of shares (162,482 and 133,467 shares, respectively)                    1,791,866      1,457,357
   Net asset value of shares issued from reinvestment of distributions
     (8,605 and 9,730 shares, respectively)                                                       94,075        105,747
   Cost of shares repurchased (151,852 and 134,244 shares, respectively)                      (1,662,725)    (1,464,091)
                                                                                             -----------    -----------
Total                                                                                            223,216         99,013
                                                                                             -----------    -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                  (1,875,361)    (4,870,353)
                                                                                             -----------    -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                                      (1,054,217)    (2,361,352)

NET ASSETS
   Beginning of period                                                                        81,386,309     83,747,661
                                                                                             -----------    -----------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF
     NET INVESTMENT INCOME AND
     UNDISTRIBUTED NET INVESTMENT INCOME OF ($53,506)
     AND $145,404, RESPECTIVELY]                                                             $80,332,092    $81,386,309
                                                                                             ===========    ===========




38                      See Notes to Financial Statements

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          CLASS A
                                                               ---------------------------------------------------------
                                                                                    YEAR ENDED NOVEMBER 30
                                                               ---------------------------------------------------------
                                                                 2002(3)       2001        2000        1999        1998
Net asset value, beginning of period                              $10.83      $10.52      $10.29      $11.21      $11.17
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.44        0.48        0.57        0.52        0.57
   Net realized and unrealized gain (loss)                          0.13        0.35        0.16       (0.92)       0.20
                                                                  ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.57        0.83        0.73       (0.40)       0.77
                                                                  ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.46)      (0.52)      (0.50)      (0.52)      (0.64)
   Distributions from net realized gains                              --          --          --          --       (0.09)
                                                                  ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                           (0.46)      (0.52)      (0.50)      (0.52)      (0.73)
                                                                  ------      ------      ------      ------      ------
Change in net asset value                                           0.11        0.31        0.23       (0.92)       0.04
                                                                  ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.94      $10.83      $10.52      $10.29      $11.21
                                                                  ------      ------      ------      ------      ------
Total return(1)                                                     5.38%       8.09%       7.25%      (3.66)%      5.75%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $74,945     $76,268     $78,878     $88,770    $107,371
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.09%       1.11%(2)    1.12%       1.01 %      0.97%
   Net investment income (loss)                                     4.02%       4.37%       5.54%       4.25 %      4.77%
Portfolio turnover                                                    41%         28%         12%         18 %        14%


                                                                                       CLASS B
                                                               ---------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                               ---------------------------------------------------------
                                                                 2002(3)       2001        2000        1999        1998
Net asset value, beginning of period                             $ 10.89      $10.56      $10.34      $11.25      $11.22
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.36        0.39        0.50        0.45        0.48
   Net realized and unrealized gain (loss)                          0.14        0.37        0.15       (0.93)       0.19
                                                                  ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.50        0.76        0.65       (0.48)       0.67
                                                                  ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.38)      (0.43)      (0.43)      (0.43)      (0.55)
   Distributions from net realized gains                              --          --          --          --       (0.09)
                                                                  ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                           (0.38)      (0.43)      (0.43)      (0.43)      (0.64)
                                                                  ------      ------      ------      ------      ------
Change in net asset value                                          0.12        0.33        0.22       (0.91)       0.03
                                                                  ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                   $11.01      $10.89      $10.56      $10.34      $11.25
                                                                  ======      ======      ======      ======      ======
Total return(1)                                                     4.62%       7.35%       6.41%      (4.35)%      4.97%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $5,387      $5,118      $4,870      $5,651      $7,001
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.84%       1.86%(2)    1.87%       1.76 %      1.69%
   Net investment income (loss)                                     3.26%       3.62%       4.77%       3.51 %      3.98%
Portfolio turnover                                                    41%         28%         12%         18 %        14%

(1) Maximum sales charges are not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assts excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) As required, effective December 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended November 30, 2002 was to decrease the ratio of net investment income to average net assets from 3.27% to 3.26% for Class B. There was no net effect for Class A. There was no net effect on net investment income (loss) per share or net realized and unrealized gain
    (loss) per share for either class. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements                     39

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM, GAIL SENECA, PH.D., RICK LITTLE, CFA, AND RON JACKS, CFA

Q: WHAT IS THE FUND'S INVESTMAENT OBJECTIVE?

A: The fund seeks long-term capital appreciation. The focus is on maximizing risk adjusted returns in a tax efficient manor.

Q: HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

A: For the fiscal year ended November 30, 2002, Class A shares had a negative return of 23.72% compared with a negative return of 16.52% for the broad-based S&P 500 Index.1 In comparison, "growth-oriented" style indexes, such as the Russell 1000 Growth Index, lost 22.68%.2 The fund's Class B shares were down 24.30%, Class C shares fell 24.27%, and Class X shares had a negative return of 23.50%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not a guarantee of future results.

Q: WHAT FACTORS AFFECTED PERFORMANCE LAST YEAR?

A: The market continued to set new lows through September establishing this bear market as one of the longest and steepest of the last 70 years. Through June of this year, a few market sectors and styles, such as "value" investing, provided a bit of shelter. But in the third quarter, nothing was spared. International markets fell even harder than U.S. stocks. Stocks dropped precipitously, ending the quarter in horrific style with the worst September results since 1937. The third quarter was one of the worst in market history. All major market indexes were deeply negative year to date. As the market collapsed, individuals frantically sold shares and redeemed equity mutual funds at a rate as intense as that experienced after the 1987 crash. Money flooded into Treasuries and money market funds, despite yields lower than the current inflation rate. "Safety," or at least the perception of safety, was the only operative investment guideline.

      The decline in stocks was so extreme that it became self-reinforcing. As stocks fell, so did investor and business confidence, which are precious fuel for the economy. The economic recovery appeared to stall, which was then immediately reflected in further stock price declines. The essential question most investors asked was what might interrupt this self-reinforcing downward spiral. Is there any positive catalyst for market recovery?

      Perversely, one reason for optimism in this bleak landscape was the overwhelming investor pessimism. The "crowd" is rarely right. It is always from the depths of pessimism that bull markets emerge. We think that after the brutal third quarter we did just that, emerge from the bear market lows set on October
9. The market and this portfolio rallied significantly from the early October lows through the end of this fiscal year.

Q: WHAT SECTORS OR STOCKS HELPED OR DETRACTED FROM PERFORMANCE?

A: With the increase in market volatility we have seen an increase in the turnover of the portfolio. Many of the names that we owned in the beginning of the fiscal year are no longer in the fund. Many of the changes we have made reflect our outlook that the bear market is over, and we have positioned the


1 THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE. 2 THE RUSSELL 1000 GROWTH INDEX MEASURES GROWTH-ORIENTED LARGE-CAP STOCK
  TOTAL-RETURN PERFORMANCE.

  THE INDEXES ARE UNMANAGED, DO NOT REFLECT MANAGEMENT FEES AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

portfolio accordingly. Some of the best performing stocks recently were also some of the hardest hit stocks up until October 9, such as Clear Channels Communications, Texas Instruments, and Intel. Other stocks that did not participate in the recent recovery have been sold, such as Home Depot, HCA and Masco.

Q: WHAT IS YOUR OUTLOOK?

A: Beyond psychology, there are fundamental reasons for hope. Corporate profits and revenues are improving from last year's dismal levels. Subdued profit growth may not produce a roaring bull market, but steady sequential improvement should keep the market trend positive. The economy continues to grow, led by robust housing, auto sales and government spending. Consumer incomes are solid, supported by record levels of mortgage refinancing. Despite a wave of corporate defaults, the U.S. banking system is strong. Monetary policy has been accommodative, and the effects of multiple rate cuts are still working through the system. Huge write offs of unproductive boom time investments have occurred, and inventories are at rock bottom levels. The economic slowdown is ending, and the best managed growth companies are poised for hefty profit gains.

                                                               NOVEMBER 30, 2002

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

------------------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS(1)                                                                             PERIOD ENDING 11/30/02
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          INCEPTION     INCEPTION
                                                                            1 YEAR       TO 11/30/02      DATE
                                                                            --------     ----------    ------------
    Class A Shares at NAV2                                                   (23.72)%      (17.85)%       3/1/00
    Class A Shares at POP3                                                   (28.11)       (19.60)        3/1/00
    Class B Shares at NAV2                                                   (24.30)       (18.47)        3/1/00
    Class B Shares with CDSC4                                                (27.33)       (19.36)        3/1/00
    Class C Shares at NAV2                                                   (24.27)       (18.41)        3/1/00
    Class C Shares with CDSC4                                                (24.27)       (18.41)        3/1/00
    Class X Shares at NAV2                                                   (23.50)       (17.64)        3/1/00
    Russell 1000 Growth Index6                                               (22.68)       (23.76)        3/1/00
    S&P 500 Index7                                                           (16.52)       (12.01)        3/1/00

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

5 This chart illustrates POP returns on Class A shares and CDSC returns for Class B and Class C shares since inception.

6 The Russell 1000 Growth Index is an unmanaged, commonly used measure of growth-oriented stock market total return performance. The index's performance does not reflect sales charges.

7 The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
 GROWTH OF $10,000                                      PERIODS ENDING 11/30/02
--------------------------------------------------------------------------------
[GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

           PHOENIX-SENECA   PHOENIX-SENECA  PHOENIX-SENECA
            TAX SENSITIVE    TAX SENSITIVE   TAX SENSITIVE     RUSSELL 1000
             GROWTH FUND      GROWTH FUND     GROWTH FUND         GROWTH           S&P 500
             CLASS A(5)       CLASS B(5)      CLASS C(5)      STOCK INDEX(6)       INDEX(7)
3/1/00       $ 9,425           $10,000          $10,000          $10,000           $10,000
00             8,576.75          9,050            9,050            7,948.4           9,604.22
01             7,191.28          7,530            7,540            6,136.47          8,429.34
02             5,485.35          5,529            5,710            4,744.81          7,036.56

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/1/00 (inception of the Fund in Class A, B and C shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The total return for Class C shares reflects the CDSC charges which are 1% in the first year and 0% thereafter. The performance of Class X shares will be greater or less than that shown based on differences in fees. Performance assumes dividends and capital gains are reinvested.

------------------------------------
 SECTOR WEIGHTINGS       11/30/02
------------------------------------
As a percentage of equity holdings

[Pie Chart Omitted] Percentages are as follows:

Information                 31%
Health-Care                 17
Consumer Directory          16
Financials                  16
Industrials                 12
Consumer Staples             6
Energy                       2

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND


--------------------------------------------------------------------------------
 TEN LARGEST HOLDINGS AT NOVEMBER 30, 2002 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
 1. Microsoft Corp.                                            4.2%
    LEADING COMPUTER SOFTWARE DEVELOPER

 2. General Electric Co.                                       4.0%
    CONSUMER AND INDUSTRIAL ELECTRICAL PRODUCTS
    PRODUCER

 3. Clear Channel Communications, Inc.                         3.9%
    OPERATOR TV/RADIO STATIONS

 4. American Express Co.                                       3.9%
    TRAVEL & INVESTMENT SERVICES, INSURANCE AND
    BROKERAGE

 5. Pfizer, Inc.                                               3.9%
    PHARMACEUTICAL DEVELOPER AND MANUFACTURER

 6. PepsiCo, Inc.                                              3.7%
    SOFT DRINKS AND SNACK FOODS DISTRIBUTOR

 7. Citigroup, Inc.                                            3.6%
    DIVERSIFIED FINANCIAL SERVICES COMPANY

 8. Wal-Mart Stores, Inc.                                      3.6%
    DISCOUNT STORE AND SUPERCENTER OPERATOR

 9. QUALCOMM, Inc.                                             3.5%
    DIGITAL AND WIRELESS COMMUNICATIONS MANUFACTURER

10. International Business Machines Corp.                      3.3%
    LARGEST MANUFACTURER OF BUSINESS MACHINES


                        INVESTMENTS AT NOVEMBER 30, 2002

                                                                                          SHARES           VALUE
                                                                                        ---------       -----------
COMMON STOCKS--97.5%
AIR FREIGHT & COURIERS--3.2%
United Parcel Service, Inc. Class B...........................                              5,700       $   361,152

APPLICATION SOFTWARE--1.9%
Intuit, Inc.(b)...............................................                              4,090           220,615

BANKS--3.1%
Bank of America Corp..........................................                              5,040           353,203

BIOTECHNOLOGY--2.9%
Amgen, Inc.(b)................................................                              7,050           332,760

BROADCASTING & CABLE TV--3.9%
Clear Channel Communications, Inc.(b).........................                             10,222           444,248

COMPUTER HARDWARE--6.4%
Dell Computer Corp.(b)........................................                             12,760           364,553
International Business Machines Corp..........................                              4,300           374,530
                                                                                                        -----------
                                                                                                            739,083
                                                                                                        -----------

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--2.1%
Deere & Co....................................................                              4,630           236,824

DEPARTMENT STORES--2.9%
Kohl's Corp.(b)...............................................                              4,910           336,335

DIVERSIFIED COMMERCIAL SERVICES--2.0%
eBay, Inc.(b).................................................                              3,400           234,430



                                                                                          SHARES            VALUE
                                                                                        ---------       -----------
DIVERSIFIED FINANCIAL SERVICES--10.6%
American Express Co...........................................                             11,410       $   444,191
Citigroup, Inc................................................                             10,563           410,689
Goldman Sachs Group, Inc. (The)...............................                              4,610           363,591
                                                                                                        -----------
                                                                                                          1,218,471
                                                                                                        -----------

GENERAL MERCHANDISE STORES--3.6%
Wal-Mart Stores, Inc..........................................                              7,520           407,283

HEALTH CARE EQUIPMENT--2.5%
Medtronic, Inc................................................                              6,050           282,838

HOUSEHOLD PRODUCTS--2.4%
Procter & Gamble Co. (The)....................................                              3,300           277,200

INDUSTRIAL CONGLOMERATES--6.7%
3M Co.........................................................                              2,370           307,745
General Electric Co...........................................                             17,130           464,223
                                                                                                        -----------
                                                                                                            771,968
                                                                                                        -----------

MANAGED HEALTH CARE--2.6%
WellPoint Health Networks, Inc.(b)............................                              4,470           294,260

MOVIES & ENTERTAINMENT--3.2%
Walt Disney Co. (The).........................................                             18,800           372,616

MULTI-LINE INSURANCE--1.9%
American International Group, Inc.............................                              3,400           221,510

NETWORKING EQUIPMENT--2.1%
Cisco Systems, Inc.(b)........................................                             16,420           244,986

OIL & GAS EQUIPMENT & SERVICES--2.0%
Schlumberger Ltd..............................................                              5,160           228,330


                        See Notes to Financial Statements                     43

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

                                                                                          SHARES           VALUE
                                                                                        ---------       -----------
PHARMACEUTICALS--9.6%
Forest Laboratories, Inc.(b)..................................                              3,030       $   325,210
Johnson & Johnson.............................................                              5,780           329,576
Pfizer, Inc...................................................                             14,080           444,083
                                                                                                     --------------
                                                                                                          1,098,869
                                                                                                     --------------

SEMICONDUCTOR EQUIPMENT--2.1%
Applied Materials, Inc.(b)....................................                             13,920           237,336

SEMICONDUCTORS--8.4%
Intel Corp....................................................                             16,570           345,982
Texas Instruments, Inc........................................                             15,000           301,650
Xilinx, Inc.(b)...............................................                             12,860           316,870
                                                                                                     --------------
                                                                                                            964,502
                                                                                                     --------------

SOFT DRINKS--3.7%
PepsiCo, Inc..................................................                              9,910           420,977

SYSTEMS SOFTWARE--4.2%
Microsoft Corp.(b)............................................                              8,320           481,062

TELECOMMUNICATIONS EQUIPMENT--3.5%
QUALCOMM, Inc.(b).............................................                              9,680           399,010

-------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $11,493,948)                                                                            11,179,868
-------------------------------------------------------------------------------------------------------------------


FOREIGN COMMON STOCKS--2.7%

IT CONSULTING & SERVICES--2.7%
Accenture Ltd. Class A (Bermuda)(b)...........................                             15,700           302,225

-------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $292,520)                                                                                  302,225
-------------------------------------------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--100.2%
(IDENTIFIED COST $11,786,468)                                                                            11,482,093
-------------------------------------------------------------------------------------------------------------------


                                                                         STANDARD
                                                                         & POOR'S            PAR
                                                                          RATING            VALUE
                                                                        (Unaudited)          (000)         VALUE
                                                                        ----------         -------      -----------
SHORT-TERM OBLIGATIONS--0.5%

COMMERCIAL PAPER--0.5%
Wisconsin Electric Power Co. 1.30%,
12/2/02.......................................................              A-1+              $60       $    59,998

-------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $59,998)                                                                                    59,998
-------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.7%
(IDENTIFIED COST $11,846,466)                                                                            11,542,091(a)
Other assets and liabilities, net--(0.7)%                                                                   (76,185)
                                                                                                        -----------
NET ASSETS--100.0%                                                                                      $11,465,906
                                                                                                        ===========




a)Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $687,618 and gross depreciation of $991,993 for federal income tax purposes. At November 30, 2002, the aggregate cost of securities for federal income tax purposes was $11,846,466.
(b) Non-income producing.

44                      See Notes to Financial Statements

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2002

ASSETS
Investment securities at value
   (Identified cost $11,846,466)                                   $11,542,091
Receivables
   Investment securities sold                                          244,865
   Fund shares sold                                                      3,112
   Receivable from advisor                                               9,735
   Dividends                                                             6,011
Prepaid expenses                                                           212
                                                                   -----------
     Total assets                                                   11,806,026
                                                                   -----------
LIABILITIES
Payables
   Cash overdraft                                                       36,813
   Fund shares repurchased                                             223,991
   Transfer agent fee                                                   14,467
   Trustees' fee                                                         7,467
   Distribution fee                                                      3,251
   Financial agent fee                                                   4,043
Accrued expenses                                                        50,088
                                                                   -----------
     Total liabilities                                                 340,120
                                                                   -----------
NET ASSETS                                                         $11,465,906
                                                                   -----------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $19,700,469
Accumulated net realized loss                                       (7,930,188)
Net unrealized depreciation                                           (304,375)
                                                                   -----------
NET ASSETS                                                         $11,465,906
                                                                   ===========
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $3,247,642)                     557,784
Net asset value per share                                                $5.82
Offering price per share $5.82/(1-5.75%)                                 $6.18

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,019,746)                     178,761
Net asset value and offering price per share                             $5.70

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,895,557)                     332,178
Net asset value and offering price per share                             $5.71

CLASS X
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $5,302,961)                     904,411
Net asset value and offering price per share                             $5.86



                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2002

INVESTMENT INCOME
Dividends                                                           $  127,137
Interest                                                                12,157
                                                                   -----------
     Total investment income                                           139,294
                                                                   -----------
EXPENSES
Investment advisory fee                                                111,361
Distribution fee, Class A                                               14,017
Distribution fee, Class B                                               13,797
Distribution fee, Class C                                               25,037
Financial agent fee                                                     53,623
Transfer agent                                                          81,725
Professional                                                            33,024
Registration                                                            32,302
Trustees                                                                25,696
Custodian                                                                7,740
Printing                                                                 7,731
Miscellaneous                                                            9,648
                                                                   -----------
     Total expenses                                                    415,701
     Custodian fees paid indirectly                                         (7)
     Less expenses borne by investment advisor                        (199,551)
                                                                  ------------
     Net expenses                                                      216,143
                                                                   -----------
NET INVESTMENT LOSS                                                    (76,849)
                                                                  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (4,046,810)
Net change in unrealized appreciation (depreciation)
   on investments                                                     (213,356)
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (4,260,166)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(4,337,015)
                                                                   ===========


                        See Notes to Financial Statements                     45

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED            YEAR ENDED
                                                                                        11/30/02              11/30/01
                                                                                      -----------           -----------
FROM OPERATIONS
   Net investment income (loss)                                                       $   (76,849)          $   (48,695)
   Net realized gain (loss)                                                            (4,046,810)           (3,266,443)
   Net change in unrealized appreciation (depreciation)                                  (213,356)              495,965
                                                                                      -----------           -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         (4,337,015)           (2,819,173)
                                                                                      -----------           -----------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (141,247 and 448,236 shares, respectively)               985,836             3,757,851
   Cost of shares repurchased (484,998 and 211,894 shares, respectively)               (2,989,205)           (1,804,124)
                                                                                      -----------           -----------
Total                                                                                  (2,003,369)            1,953,727
                                                                                      -----------           -----------
CLASS B
   Proceeds from sales of shares (41,137 and 97,825 shares, respectively)                 302,765               852,578
   Cost of shares repurchased (64,424 and 56,007 shares, respectively)                   (389,736)             (427,222)
                                                                                      -----------           -----------
Total                                                                                     (86,971)              425,356
                                                                                      -----------           -----------
CLASS C
   Proceeds from sales of shares (54,580 and 358,239 shares, respectively)                378,087             2,877,447
   Cost of shares repurchased (127,137 and 192,361 shares, respectively)                 (793,749)           (1,486,228)
                                                                                      -----------           -----------
Total                                                                                    (415,662)            1,391,219
                                                                                      -----------           -----------
CLASS X
   Proceeds from sales of shares (536,695 and 569,236 shares, respectively)             3,556,027             4,986,626
   Cost of shares repurchased (319,162 and 25,153 shares, respectively)                (1,964,711)             (187,307)
                                                                                      -----------           -----------
Total                                                                                   1,591,316             4,799,319
                                                                                      -----------           -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                             (914,686)            8,569,621
                                                                                      -----------           -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                               (5,251,701)            5,750,448

NET ASSETS
   Beginning of period                                                                 16,717,607            10,967,159
                                                                                      -----------           -----------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0
     AND $0, RESPECTIVELY]                                                            $11,465,906           $16,717,607
                                                                                      ===========           ===========



46                      See Notes to Financial Statements

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

                                                         FINANCIAL HIGHLIGHTS
                               (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                                                         CLASS A                                        CLASS B
                                            -------------------------------------      ---------------------------------------
                                                                          FROM                                       FROM
                                                                        INCEPTION                                  INCEPTION
                                             YEAR ENDED    YEAR ENDED   3/1/00 TO      YEAR ENDED    YEAR ENDED    3/1/00 TO
                                              11/30/02      11/30/01     11/30/00        11/30/02      11/30/01     11/30/00
Net asset value, beginning of period           $ 7.63       $ 9.10       $10.00           $ 7.53       $ 9.05       $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(4)              (0.03)       (0.01)        0.01            (0.08)       (0.08)       (0.06)
   Net realized and unrealized gain (loss)      (1.78)       (1.46)       (0.91)           (1.75)       (1.44)       (0.89)
                                               ------       ------       ------           ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS           (1.81)       (1.47)       (0.90)           (1.83)       (1.52)       (0.95)
                                               ------       ------       -------          -------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income            --           --           --               --           --           --
   Distributions from net realized gains           --           --           --               --           --           --
                                               ------       ------       ------           ------       ------       ------
     TOTAL DISTRIBUTIONS                           --           --           --               --           --           --
                                               ------       ------       ------           ------       ------       ------
Change in net asset value                       (1.81)       (1.47)       (0.90)           (1.83)       (1.52)       (0.95)
                                               ------       ------       ------           ------       ------       ------
NET ASSET VALUE, END OF PERIOD                 $ 5.82       $ 7.63       $ 9.10           $ 5.70       $ 7.53       $ 9.05
                                               ======       ======-      ======           ======       ======       ======

Total return(1)                                (23.72)%     (16.15)%      (9.00)%(3)      (24.30)%     (16.80)%      (9.50)%(3)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)       $3,248       $6,881       $6,053           $1,020       $1,522       $1,450
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(5)                         1.35 %(7)    1.35 %(7)    1.35 %(2)        2.10 %(7)    2.10 %(7)    2.10 %(2)
   Net investment income (loss)                 (0.41)%      (0.16)%       0.13 %(2)       (1.17)%      (0.91)%      (0.69)%(2)
   Portfolio turnover                             116 %         92 %         41 %(3)         116 %         92 %         41 %(3)



                                                         CLASS C                                        CLASS X
                                          ---------------------------------------      ---------------------------------------
                                                                        FROM                                         FROM
                                                                      INCEPTION                                    INCEPTION
                                          YEAR ENDED    YEAR ENDED    3/1/00 TO        YEAR ENDED    YEAR ENDED    3/1/00 TO
                                           11/30/02      11/30/01     11/30/00          11/30/02      11/30/01     11/30/00
Net asset value, beginning of period           $ 7.54       $ 9.05       $10.00           $ 7.66       $ 9.12       $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(4)              (0.08)       (0.08)       (0.07)           (0.01)          --         0.03
   Net realized and unrealized gain (loss)      (1.75)       (1.43)       (0.88)           (1.79)       (1.46)       (0.91)
                                               -------      ------       ------           ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS           (1.83)       (1.51)       (0.95)           (1.80)       (1.46)       (0.88)
                                               -------      ------       ------           ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income            --           --           --               --           --           --
   Distributions from net realized gains           --           --           --               --           --           --
                                               ------       ------       ------           --------     ------       ------
     TOTAL DISTRIBUTIONS                           --           --           --               --           --           --
                                               ------       ------       ------           --------     ------       ------
Change in net asset value                       (1.83)       (1.51)       (0.95)           (1.80)       (1.46)       (0.88)
                                               ------       ------       ------           ------       ------       ------
NET ASSET VALUE, END OF PERIOD                 $ 5.71       $ 7.54       $ 9.05           $ 5.86       $ 7.66       $ 9.12
                                               ======       ======       ======           ======       ======       ======

Total return(1)                                (24.27)%     (16.69)%      (9.50)%(3)      (23.50)%     (16.01)%      (8.80)%(3)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)       $1,896       $3,050       $2,162           $5,303       $5,265       $1,302
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(6)                         2.10 %(7)    2.10 %(7)    2.10 %(2)        1.10 %(7)    1.10 %(7)    1.10 %(2)
   Net investment income (loss)                 (1.16)%      (0.91)%      (0.71)%(2)       (0.16)%       0.04 %       0.33 %(2)
Portfolio turnover                                116 %         92 %         41 %(3)         116 %         92 %         41 %(3)

(1) Maximum sales charges are not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.68%, 2.64% and 4.23% for Class A and 3.43%, 3.41% and 4.98% for Class B for the periods ended November 30, 2002, 2001 and 2000, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.43%, 3.38% and 4.98% for Class C and 2.45%, 2.37% and 3.98% for Class X for the periods ended November 30, 2002, 2001 and 2000, respectively.
(7) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements                     47

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2002


1. SIGNIFICANT ACCOUNTING POLICIES

   Phoenix Multi-Portfolio Fund (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. To date, five Funds are offered for sale: International Fund, Real Estate Securities Fund, Emerging Markets Bond Fund, Tax-Exempt Bond Fund and Tax Sensitive Growth Fund. Each Fund has distinct investment objectives. The International Fund is a diversified Fund and seeks a high total return consistent with reasonable risk through investment in an internationally diversified portfolio of equity securities. The Real Estate Securities Fund is a non-diversified Fund and seeks capital appreciation and income with approximately equal emphasis. The Emerging Markets Bond Fund is a diversified Fund and seeks to achieve high current income with a secondary objective of long-term capital appreciation. The Tax-Exempt Bond Fund is a diversified Fund and seeks as high a level of current income exempt from federal income taxation as is consistent with preservation of capital. The Tax Sensitive Growth Fund is a diversified Fund and seeks as its investment objective appreciation of capital consistent with maximizing after-tax returns.

   The Trust offers both Class A and Class B shares on each Fund. Additionally, the Trust offers two additional classes of shares, Class C on International Fund, Emerging Markets Bond Fund and Tax Sensitive Growth Fund and Class X on Tax Sensitive Growth Fund. Class X shares are sold without a sales charge. Class A shares of International Fund, Real Estate Securities Fund and Tax Sensitive Growth Fund are sold with a front-end sales charge of up to 5.75%. Class A shares of the Emerging Markets Bond Fund and Tax-Exempt Bond Fund are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses are determined on the identified cost basis. The Trust amortizes premiums and accretes discounts using the effective interest method.

   Effective December 1, 2001, the Trust adopted the revised AICPA Audit and Accounting Guide, Audits of Investment Companies and began to amortize premium on fixed income securities and classify gains and losses on mortgage- and asset-backed securities previously included in realized gains and losses, as a component of interest income. The cumulative effect of the accounting changes had no impact on total net assets of each of the Funds or each of the Fund's net asset values.

   The effect of this change for the year ended November 30, 2002 was to increase (decrease) net investment income, increase (decrease) net unrealized appreciation (depreciation) and increase (decrease) net realized gains (losses) for each Fund as detailed below. The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change.

                 Increase (Decrease)     Net Unrealized        Net Realized
                  In Net Investment       Appreciation             Gains
                       Income            (Depreciation)          (Losses)
                 -------------------     --------------        ------------
Emerging Markets
  Bond Fund          $(95,682)              $78,517              $17,165
Tax-Exempt
  Bond Fund            (4,841)                   --                4,841

C. INCOME TAXES:

   Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable and tax-exempt income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2002 (CONTINUED)

under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.
   The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The funds will accrue such taxes and recoveries as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Certain prior year distribution amounts have been reclassified to conform to current year presentation.

E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

   The International Fund, Emerging Markets Bond Fund and Tax Sensitive Growth Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.
   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Each Fund (other than Real Estate Securities Fund) may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments. At November 30, 2002, the Funds had no futures contracts.

H. OPTIONS:

   The Trust (with the exception of the Real Estate Securities Fund), may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.
   Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.
   The Trust may purchase options which are included in the Trust's Schedules of Investments and subsequently marked to market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2002 (CONTINUED)


I. LOAN AGREEMENTS:

   The Trust may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Trust's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Trust generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Trust may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Trust purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due. At November 30, 2002, the Trust had no loan agreements.

J. SECURITY LENDING:

   The Trust (with the exception of the Real Estate Securities Fund) loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian) and Brown Brothers Harriman, custodian for the International Fund. Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At November 30, 2002, the Trust had no securities on loan.

K. EXPENSES:

   Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

L. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

   The Trust (with the exception of the Real Estate Securities Fund and the International Fund) may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

M. SWAP AGREEMENTS:

   The Emerging Market Bond Fund may invest in swap agreements.
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The fund may enter into interest rate, foreign currency, total return, or credit default swaps. Interest rate and foreign currency swaps involve the exchange by the funds with another party of their respective commitments to pay or receive interest or foreign currency, (e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.) Total return swap agreements involve commitments to pay interest in exchange for a market linked index, based on the notional amount. To the extent the total return of the security or index involved in the transaction exceeds or falls short of the set interest obligation, the fund will receive a payment or make a payment to the counterparty. Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements securities may be set aside as collateral by the Fund's custodian. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.
   At November 30, 2002, the Emerging Markets Bond Fund had the following swap agreements outstanding:
                                                                   Unrealized
                                                                  Appreciation
Notional Amount                                                  (Depreciation)
---------------                                                  --------------
$1,000,000  Agreement with Deutsche Bank dated February 27,
            2002, terminating on March 4, 2005, to pay 0.90%
            per year times the notional amount. The fund receives
            only upon a default event in the Federation of Malaysia,
            the notional amount times the difference between the
            reference amount and the then market value of
            Federation of Malaysia 8.75% bond due June 01,
            2009.                                                     $ (2,000)

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2002 (CONTINUED)

                                                                   Unrealized
                                                                  Appreciation
Notional Amount                                                  (Depreciation)
---------------                                                  --------------
$2,000,000  Agreement with Deutsche Bank dated January 30,
            2002, terminating on February 4, 2007, to pay 0.30%
            per year times the notional amount. The fund receives
            only upon a default event in the Government of Japan,
            the notional amount times the difference between the
            reference amount and the then market value of
            Government of Japan 1.40% bond due December 20,
            2011.                                                      $(4,000)

$1,000,000  Agreement with Deutsche Bank dated February 27,
            2002, terminating on March 4, 2007, to pay 0.60%
            per year times the notional amount. The fund receives
            only upon a default event in the Republic of Korea,
            the notional amount times the difference between the
            reference amount and the then market value of
            Republic of Korea 8.875% bond due April 15, 2008.          $(1,000)

$2,000,000  Agreement with Deutsche Bank dated February 22,
            2002, terminating on February 27, 2007, to pay 0.87%
            per year times the notional amount. The fund receives
            only upon a default event in the the State of Qatar,
            the notional amount times the difference between
            the reference amount and the then market value of
            the State of Qatar 9.50% bond due May 21, 2009.            $45,000

$1,000,000  Agreement with Deutsche Bank dated January 11,
            2002, terminating on January 16, 2003, to pay 4.40%
            per year times the notional amount. The fund receives
            only upon a default event in the Republic of Turkey,
            the notional amount times the difference between the
            reference amount and the then market value of
            Republic of Turkey 11.875% bond due January 15,
            2030.                                                      $(3,000)
$1,000,000  Agreement with Deutsche Bank dated February 27,
            2002, terminating on March 4, 2007, to pay 0.47%
            per year times the notional amount. The fund receives
            only upon a default event in the Republic of Poland,
            the notional amount times the difference between the
            reference amount and the then market value of
            Republic of Poland 6% bond due October 27,
            2014.                                                      $(1,000)
                                                                       -------
                                                                       $34,000
                                                                       =======

2. INVESTMENT ADVISORY FEE AND RELATED PARTY
   TRANSACTIONS

   As compensation for its services to the Trust, the Advisers, Phoenix Investment Counsel, Inc., ("PIC") an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX") and Duff & Phelps Investment Management Co. ("DPIM"), an indirect wholly-owned subsidiary of PNX, the Adviser for the Real Estate Securities Fund, are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Fund:
                                       1st             $1-2         $2 +
                                   $1 Billion         Billion      Billion
                                   ----------        --------     -------
International Fund ..............     0.75%            0.70%        0.65%
Real Estate Securities Fund .....     0.75%            0.70%        0.65%
Emerging Markets Bond Fund ......     0.75%            0.70%        0.65%
Tax-Exempt Bond Fund ............     0.45%            0.40%        0.35%
Tax Sensitive Growth Fund .......     0.75%            0.70%        0.65%

   DPIM has agreed to voluntarily reimburse the Real Estate Securities Fund through March 31, 2003, to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) exceed 1.30% of the average daily net assets for Class A shares, and 2.05% of the average daily net assets for Class B shares.
   PIC has agreed to voluntarily reimburse the Tax Sensitive Growth Fund through March 31, 2003, to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) exceed 1.10% of the average daily net assets for Class X Shares, 1.35% of the average daily net assets for Class A shares, 2.10% of the average daily net assets for Class B shares and 2.10% of the average daily net assets for Class C shares.
   Aberdeen Fund Managers, Inc. ("Aberdeen") is subadvisor to the International Fund. Aberdeen is a subsidiary of Aberdeen Asset Management PLC of which PNX owns approximately 20%. For its services, Aberdeen is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the International Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.
   Seneca Capital Management LLC ("Seneca") is subadvisor to the Tax Sensitive Growth Fund; a majority of the equity interests of Seneca is owned by Phoenix Investment Partners, Ltd. an indirect, wholly-owned subsidiary of PNX. For its services, Seneca is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the Tax Sensitive Growth Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.
   Phoenix Equity Planning Corporation ("PEPCO") an indirect wholly-owned subsidiary of PNX, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions and deferred sales charges for the year ended November 30, 2002 as follows:

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2002 (CONTINUED)

                                    Class A         Class B        Class C
                                   Net Selling     Deferred        Deferred
                                   Commissions   Sales Charges   Sales Charges
                                   -----------   -------------   -------------
International Fund .............    $13,501         $ 30,320         $  322
Real Estate Securities Fund ....     35,832           21,465             --
Emerging Markets Bond Fund .....     12,260          120,633          4,072
Tax-Exempt Bond Fund ...........     19,289            8,527             --
Tax Sensitive Growth Fund ......      6,913            4,337            348


   In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and Class C shares applied to the average daily net assets of each Fund. The distributor has advised the Trust that the total amount expensed for the year ended November 30, 2002 was allocated as follows:

                                                                  Distribution Fee             Distribution Fee
                                         Distribution Fee            Paid Out to                   Paid to
                                            Retained by              Unaffiliated               W. S. Griffith
                                            Distributor              Participants              Securities, Inc.
                                         ----------------         -----------------           ------------------
International Fund ...................       $ 98,331                   $150,845                   $23,216
Real Estate Securities Fund ..........        150,761                     66,561                     6,585
Emerging Markets Bond Fund ...........        418,468                    186,504                     5,163
Tax-Exempt Bond Fund .................         59,679                    156,592                    23,980
Tax Sensitive Growth Fund ............         27,075                     22,972                     2,804

   W.S. Griffith Securities, Inc. is an indirect subsidiary of PNX.
   As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended November 30, 2002, financial agent fees were $454,346 as reported in the Statement of Operations, of which PEPCO received $40,194 per fund. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.
   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended November 30, 2002, transfer agent fees were $741,605 as reported in the Statement of Operations, of which PEPCO retained the following:

                                             Transfer Agent
                                              Fee Retained
                                             --------------
International Fund .........................    $130,444
Real Estate Securities Fund ................      22,075
Emerging Markets Bond Fund .................      35,680
Tax-Exempt Bond Fund .......................      27,277

   For the year ended November 30, 2002, the Tax Sensitive Growth Fund paid PXP Securities Corp., an indirect subsidiary of PNX, brokerage commissions of $4,887 in connection with portfolio transactions effected by it.
   At November 30, 2002 PNX and affiliates and the retirement plans of PNX and affiliates held Phoenix Multi-Portfolio Fund shares which aggregated the following:

                                                          Aggregate
                                                          Net Asset
                                      Shares                Value
                                     --------            -----------
International Fund
        --Class A .................    12,488            $   88,790
        --Class C .................    10,278                67,424
Real Estate Securities Fund
        --Class A .................   376,100             5,863,399
        --Class B .................    14,913               230,555
Emerging Markets Bond Fund
        --Class B .................    17,508               116,953
Tax-Exempt Bond Fund
        --Class A .................   197,530             2,160,978
Tax Sensitive Growth Fund
        --Class X .................    50,641               296,756

3. PURCHASE AND SALE OF SECURITIES
   Purchases and sales of securities during the year ended November 30, 2002 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:
                                       Purchases                  Sales
                                     ------------             ------------
International Fund ................  $ 24,012,513             $ 40,935,584
Real Estate Securities Fund .......    37,678,786                6,062,686
Emerging Markets Bond Fund ........   466,257,068              463,780,790
Tax-Exempt Bond Fund ..............    31,451,012               35,041,142
Tax Sensitive Growth Fund .........    16,551,090               16,844,367

Written option activity during the year ended November 30, 2002, for the Emerging Markets Bond Fund aggregated the following:

                                       Number of                Amount of
                                   Option Contracts              Premium
                                   ----------------             ----------

Option contracts outstanding at
  November 30, 2001 ...............         0                   $      --
Option contracts written ..........       650                     191,509
Option contracts sold .............        --                          --
Option contracts exercised ........       (50)                    (26,500)
Option contracts expired ..........        --                          --
                                          ---                   ---------
Option contracts outstanding at
  November 30, 2002 ...............       600                   $ 165,009
                                          ===                   =========

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2002 (CONTINUED)

   At November 30, 2002, the Emerging Markets Bond Fund had outstanding written options as follows:

                                                                 Par Subject   Par Subject   Expiration   Exercise      Market
    Call Option                                                    to Call       to Put         Date        Price        Value
    -----------                                                  -----------   -----------   ----------   --------     --------
Federal Republic of Brazil C Bond PIK Interest Capitalization     2,000,000            n/a    12/20/02    $62.000      $(27,091)
Federal Republic of Brazil C Bond PIK Interest Capitalization           n/a      2,000,000      1/7/03     52.625       (21,550)
Federal Republic of Brazil C Bond PIK Interest Capitalization           n/a      2,000,000      1/7/03     54.875       (32,632)
                                                                                                                       --------
                                                                                                                       $(81,273)
                                                                                                                       ========

4. FORWARD CURRENCY CONTRACTS
   As of November 30, 2002, the Emerging Markets Bond Fund had entered into the following forward currency contracts which contractually obligate the Fund to receive currency at the specified date:

                                                                                                               Net
                                                                                                           Unrealized
                                                                                                          Appreciation
Contract to Receive            In Exchange for               Settlement Date             Value           (Depreciation)
-------------------            ----------------              ---------------         -------------       --------------
USD 1,000,801                  NOK 7,500,000                 12/20/02                $(1,019,598)           $(18,797)
USD 981,884                    ZAR 10,000,000                1/6/03                  $(1,065,659)            (83,775)
USD 1,052,853                  HUF 250,000,000               12/31/02                $(1,037,298)             15,555
USD 693,722                    PLZ 2,800,000                 12/27/02                $(694,709)                 (987)
PLZ 2,800,000                  USD 698,603                   12/27/02                $694,709                 (3,894)
USD 307,787                    TRL 500,000,000,000           12/9/02                 $(307,787)                   --
TRL 500,000,000,000            USD 297,309                   12/9/02                 $307,787                  10,478
                                                                                                             --------
                                                                                                             $(81,420)
                                                                                                             ========


USD               United States Dollar
NOK               Norwegian Krone
ZAR               South African Rand
HUF               Hungarian Forint
PLZ               Polish Zloty
TRL               Turkish Lira


5. CREDIT RISK AND ASSET CONCENTRATION
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.
   High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.
   Certain funds may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the fund, positive or negative, than if the fund did not concentrate its investments in such sectors.

6. OTHER
   At November 30, 2002, Real Estate Securities Fund had 1 omnibus shareholder acccount, comprised of several individual shareholders, which individually amounted to 12.9% of the total shares outstanding. The account is not affiliated with PNX.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2002 (CONTINUED)


7. FEDERAL INCOME TAX INFORMATION
   The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

                                                    Expiration Year
                                  ----------------------------------------------
                                      2005               2006             2007
                                      ----               ----             ----
International Fund                          --                 --             --
Emerging Markets
   Bond Fund ...................   $30,546,428         $4,141,783             --
Tax-Exempt Bond Fund ...........            --                 --       $123,108
Tax Sensitive Growth Fund ......            --                 --             --

                                              Expiration Year
                                     ------------------------------------------
                                      2008               2009           2010
                                      ----               ----           ----
International Fund                          --        $18,050,013    $11,155,422
Emerging Markets
   Bond Fund ...................   $15,783,427          5,098,571             --
Tax-Exempt Bond Fund ...........            --                 --             --
Tax Sensitive Growth Fund ......       616,935          3,266,443      4,046,810

   The following funds Fund utilized losses deferred in prior years against current year capital gains as follows:

Emerging Markets Bond Fund .........................................  $1,124,053
Tax-Exempt Bond Fund ...............................................   1,006,442

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the Schedule of Investments) consist of undistributed ordinary income of $546,666 for Real Estate Securities Fund, $9,747 for the Tax-Exempt Bond Fund, all of which is tax-exempt income and $0 for all other funds and undistributed long-term capital gains of $720,848 for Real Estate Securities Fund and $0 for all other funds.
   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.
   For the fiscal year ended November 30, 2002, the Tax-Exempt Bond Fund distributed $3,351,765 of exempt-interest dividends.


8. RECLASSIFICATION OF CAPITAL ACCOUNTS
   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended November 30, 2002, the Funds recorded the following permanent reclassifications which arose primarily from nondeductible current net operating losses and differing treatment of certain income and gain transactions. The reclassifications have no impact on the net assets or net asset value of the Trust. The following Funds recorded reclassifications to increase (decrease) the accounts listed below:

                                    Capital Paid-in        Undistributed
                                       on Shares                Net               Accumulated
                                       Beneficial            Investment           Net Realized
                                        Interest            Income (Loss)          Gain (Loss)
                                    ---------------        ---------------        ------------
International Fund                     $(145,386)             $213,160             $ (67,774)
Emerging Markets Bond Fund               530,455              (834,667)             1,365,122
Tax-Exempt Bond Fund                     (43,467)               (3,607)                47,074
Tax Sensitive Growth Fund                (76,849)               76,849                     --


                                                       TAX NOTICE (UNAUDITED)

   For federal income tax purposes, 98.5% of the income dividends paid by the Tax-Exempt Bond Fund qualify as exempt-interest dividends.
   For the fiscal year ended November 30, 2002 the following Funds distributed long-term capital gains dividends:
Real Estate Securities Fund ............. $721,365


This report is not authorized for distribution to prospective investors in the Phoenix Multi-Portfolio Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

[PRICEWATERHOUSECOOPERS LOGO OMITTED]

To the Board of Trustees and Shareholders of Phoenix Multi-Portfolio Fund


     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Aberdeen International Fund, Phoenix-Duff & Phelps Real Estate Securities Fund, Phoenix-Goodwin Emerging Markets Bond Fund, Phoenix-Goodwin Tax-Exempt Bond Fund and Phoenix-Seneca Tax Sensitive Fund (constituting Phoenix Multi-Portfolio Fund, hereafter referred to as the "Trust") at November 30, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.



/s/PricewatehouseCoopers LLP



Boston, Massachusetts
January 10, 2003

FUND MANAGEMENT

     Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.




                                           INDEPENDENT TRUSTEES

                                               NUMBER OF
                                            PORTFOLIOS IN
                                             FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
    NAME, (AGE), AND         LENGTH OF        OVERSEEN BY                          DURING PAST 5 YEARS AND
         ADDRESS            TIME SERVED         TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 Robert Chesek (68)         Served since           28        Currently retired.
------------------------------------------------------------------------------------------------------------------------------------
 E. Virgil Conway (73)      Served since           38        Chairman, Rittenhouse Advisors, LLC (consulting firm) since 2001.
 Rittenhouse Advisors, LLC  1993.                            Trustee/Director, Realty Foundation of New York (1972-present),
                                                             Pace University 101 Park Avenue (1978-present), New York Housing
                                                             Partnership Development Corp. (Chairman) New York, NY 10178
                                                             (1981-present), Greater New York Councils, Boy Scouts of America
                                                             (1985-present), Academy of Political Science (Vice Chairman)
                                                             (1985-present), Urstadt Biddle Property Corp. (1989-present), The
                                                             Harlem Youth Development Foundation (1998-present). Chairman,
                                                             Metropolitan Transportation Authority (1992-2001). Director,
                                                             Trism, Inc. (1994-2001), Consolidated Edison Company of New York,
                                                             Inc. (1970-2002), Atlantic Mutual Insurance Company (1974-2002),
                                                             Centennial Insurance Company (1974-2002), Josiah Macy, Jr.,
                                                             Foundation (1975-2002), Union Pacific Corp. (1978-2002),
                                                             BlackRock Freddie Mac Mortgage Securities Fund (Advisory
                                                             Director) (1990-2002), Accuhealth (1994-2002).
------------------------------------------------------------------------------------------------------------------------------------
  Harry Dalzell-Payne (73)  Served since           38        Currently retired.
  The Flat, Elmore Court    1993.
  Elmore, GL05, GL2 3NT
  U.K.
------------------------------------------------------------------------------------------------------------------------------------
  Francis E. Jeffries (72)  Served since           31        Director, The Empire District Electric Company (1984-present). Director
  8477 Bay Colony Dr. #902  1995.                            (1989-1997), Chairman of the Board (1993-1997), Phoenix Investment
  Naples, FL 34108                                           Partners, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
  Leroy Keith, Jr. (63)     Served since           28        Partner, Stonington Partners, Inc. (private equity fund) since 2001.
  Stonington Partners, Inc. 1987.                            Chairman (1995 to 2000) and Chief Executive Officer (1995-1998), Carson
  736 Market Street,                                         Products Company (cosmetics). Director/Trustee, Evergreen Funds
  Ste. 1430                                                  (6 portfolios).
  Chattanooga, TN 37402
------------------------------------------------------------------------------------------------------------------------------------
  Geraldine M. McNamara     Served since           36        Managing Director, U.S. Trust Company of New York (private bank)
  (51) United States Trust   2001.                           (1982-present).
  Company of NY
  114 West 47th Street
  New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------

  Everett L. Morris (74)    Served since           30        Vice President, W.H. Reaves and Company (investment management) (1993-
  W.H. Reaves and Company   1995.                            present).
  10 Exchange Place
  Jersey City, NJ 07302
------------------------------------------------------------------------------------------------------------------------------------

56

                                                         INDEPENDENT TRUSTEES


                                               NUMBER OF
                                             PORTFOLIOS IN
                                              FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
    NAME, (AGE), AND         LENGTH OF         OVERSEEN BY                          DURING PAST 5 YEARS AND
         ADDRESS            TIME SERVED          TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  Richard E. Segerson (56)  Served since           28        Managing Director, Northway Management Company (1998-present).
  Northway Management       1993.                            Managing Director, Mullin Associates (1993-1998).
  Company
  164 Mason Street
  Greenwich, CT 06830
------------------------------------------------------------------------------------------------------------------------------------
  Lowell P. Weicker, Jr.
  (71) 200 Duke Street      Served since           28        Director, UST Inc. (1995-present), HPSC Inc. (1995-present), Compuware
  200 Duke Street           1995.                            (1996-present) and WWF, Inc. (2000-present). President, The Trust for
  Alexandria, VA 22314                                       America's Health (non-profit) (2001-present). Director, Duty Free
                                                             International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                          INTERESTED TRUSTEES

     Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                                               NUMBER OF
                                            PORTFOLIOS IN
  NAME, (AGE), ADDRESS                       FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
  AND POSITION(S) WITH       LENGTH OF        OVERSEEN BY                          DURING PAST 5 YEARS AND
          TRUST             TIME SERVED         TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

 *Marilyn E. LaMarche (68)  Since since            28        Limited Managing Director, Lazard Freres & Co. LLC (1983-present).
  Lazard Freres & Co. LLC   2002.                            Director, The Phoenix Companies, Inc. (2001-present) and Phoenix Life
  30 Rockefeller Plaza,                                      Insurance Company (1989-present).
  59th Floor
  New York, NY 10020
------------------------------------------------------------------------------------------------------------------------------------
 **Philip R. McLoughlin     Served since           49        Director, PXRE Corporation (Delaware) (1985-present), World Trust Fund
(56)                        1989.                            (1991-present). Chairman (1997-2002), Director (1995-2002), Vice
 Chairman and President                                      Chairman (1995-1997) and Chief Executive Officer (1995-2002), Phoenix
                                                             Investment Partners, Ltd. Director, Executive Vice President and Chief
                                                             Investment Officer, The Phoenix Companies, Inc. (2001-2002). Director
                                                             (1994-2002) and Executive Vice President, Investments (1988-2002),
                                                             Phoenix Life Insurance Company. Director (1983-2002) and Chairman
                                                             (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                             (1984-2002) and President (1990-2000), Phoenix Equity Planning
                                                             Corporation. Chairman and Chief Executive Officer, Phoenix/Zweig
                                                             Advisers LLC (1999-2002). Director and President, Phoenix
                                                             Investment Management Company (2001-2002). Director and Executive
                                                             Vice President, Phoenix Life and Annuity Company (1996-2002).
                                                             Director and Executive Vice President, PHL Variable Insurance
                                                             Company (1995-2002). Director, Phoenix National Trust Company
                                                             (1996-2002). Director and Vice President, PM Holdings, Inc.
                                                             (1985- 2002). Director, PHL Associates, Inc. (1995-2002).
                                                             Director (1992-2002) and President (1992-1994), WS Griffith
                                                             Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------

 * Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person," as defined in the Investment
   Company Act of 1940, by reason of his position with Phoenix Investment Partners, Ltd., and its affiliates.

                                                          INTERESTED TRUSTEES

                                            NUMBER OF
                                          PORTFOLIOS IN
  NAME, (AGE), ADDRESS                     FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
  AND POSITION(S) WITH         LENGTH OF    OVERSEEN BY                          DURING PAST 5 YEARS AND
          TRUST               TIME SERVED     TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 ***James M. Oates (56)       Served since       28          Chairman, Hudson Castle Group Inc. (formerly IBEX Capital Markets Inc.)
    Hudson Castle Group Inc.  1987.                          (financial services) (1997-present). Managing Director, Wydown Group
    c/o Northeast Investment                                 (consulting firm) (1994-present). Director, Investors Financial Service
    Management, Inc.                                         Corporation (1995-present), Investors Bank & Trust Corporation
    50 Congress Street, Ste 1000                             (1995-present), Plymouth Rubber Co. (1995-present), Stifel Financial
    Boston, MA 02109                                         (1996-present), Connecticut River Bancorp (1998-present), Connecticut
                                                             River Bank (1998-present), New Hampshire charita- ble Foundation (2001-
                                                             present),Trust Co. of New Hampshire (2002-present). Director and
                                                             Treasurer, Endowment for Health, Inc. (2000-present). Chairman, Emerson
                                                             Investment Management, Inc. (2000-present). Vice Chairman,
                                                             Massachusetts Housing Partnership (1998-1999). Director, Blue Cross and
                                                             Blue Shield of New Hampshire (1994-1999), AIB Govett Funds (1991-2000),
                                                             Command Systems, Inc. (1998-2000), Phoenix Investment Partners, Ltd.
                                                             (1995-2001), 1Mind, Inc. (1999-2001) and 1Mind.com (2000-2002).
------------------------------------------------------------------------------------------------------------------------------------

***Mr. Oates is being treated as an Interested Trustee due to certain relationships existing among Mr. Oates, IBEX Capital Markets, Inc. and Phoenix and certain of its affiliates.

                                      OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                             POSITION(S) HELD WITH
    NAME, (AGE), AND          TRUST AND LENGTH OF                          PRINCIPAL OCCUPATION(S)
         ADDRESS                  TIME SERVED                                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
 William R. Moyer (58)      Executive Vice President     Executive Vice President and Chief Financial Officer (1999-present),
                            since 1991                   Senior Vice President and Chief Financial Officer (1995-1999), Phoenix
                                                         Investment Partners, Ltd. Director (1998-present), Senior Vice
                                                         President, Finance (1990-present), Chief Financial Officer (1996-
                                                         present), and Treasurer (1998-present), Phoenix Equity Planning
                                                         Corporation. Director (1998-present), Senior Vice President (1990-
                                                         present), Chief Financial Officer (1996-present) and Treasurer (1994-
                                                         present), Phoenix Investment Counsel, Inc. Senior Vice President and
                                                         Chief Financial Officer, Duff & Phelps Investment Management Co. (1996-
                                                         present). Vice President, Phoenix Fund Complex (1990-present).
------------------------------------------------------------------------------------------------------------------------------------
  John F. Sharry (50)       Executive Vice President     President, Private Client Group (1999-present), Executive Vice
                            since 1998.                  President, Retail Division (1997-1999), Phoenix Investment Partners,
                                                         Ltd. President, Private Client Group, Phoenix Equity Planning
                                                         Corporation (2000-present). Executive Vice President, Phoenix Fund
                                                         Complex (1998-present).
------------------------------------------------------------------------------------------------------------------------------------
  Robert S. Driessen (55)   Vice President since 1999.   Vice President and Compliance Officer, Phoenix Investment Partners,
                                                         Ltd. (1999-present) and Phoenix Investment Counsel, Inc. (1999-present).
                                                         Vice President, Phoenix Fund Complex (1999-present). Compliance Officer
                                                         (2000-present) and Associate Compliance Officer (1999), PXP Securities
                                                         Corp. Vice President, Risk Management Liaison, Bank of America (1996-1999).
                                                         Vice President, Securities Compliance, The Prudential Insurance Company of
                                                         of America (1993-1996). Branch Chief/Financial Analyst, Securities and
                                                         Exchange Commission, Division of Investment Management (1972-1993).
------------------------------------------------------------------------------------------------------------------------------------

58

                                      OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                             POSITION(S) HELD WITH
    NAME, (AGE), AND          TRUST AND LENGTH OF                          PRINCIPAL OCCUPATION(S)
         ADDRESS                  TIME SERVED                                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
  Nancy G. Curtiss (50)     Treasurer since 1994.       Vice President, Fund Accounting (1994-present) and Treasurer (1996-present),
                                                        Phoenix Equity Planning Corporation. Treasurer, Phoenix Fund Complex
                                                        (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
  Richard J. Wirth (44)     Secretary since 2002.       Vice President and Insurance and Investment Products Counsel (2002-present),
  One American Row                                      Counsel (1993-2002), Phoenix Life Insurance Company.
  Hartford, CT 06102
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX MULTI-PORTFOLIO FUND

101 Munson Street
Greenfield, MA 01301


TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Marilyn E. LaMarche
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
Robert S. Driessen, Vice President
Nancy G. Curtiss, Treasurer
Richard J. Wirth, Secretary

INVESTMENT ADVISERS
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT 06115-0480

Duff & Phelps Investment Management Co.
(Phoenix-Duff & Phelps Real Estate Securities Fund)
55 East Monroe Street, Suite 3600
Chicago, IL 60603

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, CT 06115-0480

CUSTODIANS
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Brown Brothers Harriman & Co.
(Phoenix-Aberdeen International Fund)
40 Water Street
Boston, MA 02109

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, CT 06115-0480

HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Text Telephone                               1-800-243-1926
Web site                             PHOENIXINVESTMENTS.COM



IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

[blank page]

          PRESORTED
           STANDARD
         U.S. POSTAGE
             PAID
        LOUSIVILLE, KY
        PERMIT NO. 1051

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

[Phoenix Investment Partners, Ltd. Logo Omitted]

For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PHOENIXINVESTMENTS.COM

E-DELIVERY
OF YOUR FUND
COMMUNICATIONS
NOW AVAILABLE!

To sign up, go to
the Individual
Investors area at
PhoenixInvestments.com
and log in. Select an
account, then click the
"E-Delivery" button.

PXP 490 (1/03)